MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDERS:
                  The bull market continues! 1996 marked the second year in a row of strong returns, both for the stock market and for The
                                    [PHOTO]
                Pasadena Group of Mutual Funds.
                   For the period ended December 31, 1996, each of the funds in

                The Pasadena Group surpassed the performance of the Lipper(1) Index for its investment objective. We are particularly pleased that the two most recent additions to our fund family, Pasadena Global Growth and Pasadena Small & Mid-Cap Growth, appeared on Lipper top-ranking charts. For complete performance information, please see the following sections on each fund.
  After two excellent years for stocks, the question most investors are asking is, can the market continue to climb? We believe it can. In order to determine whether stock prices are too high, it is important for investors to understand the economic background against which valuations are being measured.
  We are experiencing one of the longest economic expansions in the U.S. since World War II. When will it come to an end? No one knows, but let's focus on the current environment. Inflation is running at the lowest rate in 30 years. The unemployment rate is at a 23-year low, and the budget deficit is at its lowest point in 22 years. With all these positive factors in place, we believe the economy will continue to grow at a moderate pace in 1997.
  One of the most compelling characteristics of the current U.S. economic expansion is that inflation has remained firmly under control. Historically, low inflation has proven to be an extremely attractive backdrop against which to value stocks. An example of an era when inflation ranged between 2 and 3 percent for an extended time is 1962 through 1972. During this period, the S&P 500 Index(2) traded consistently at P/E (price/earnings) multiples ranging from 15 to 20 times earnings.
  At the end of 1995 we believed earnings growth for the AVERAGE company in the S&P 500 Index was likely to decelerate. Although earnings figures are not yet available for all of 1996, data for the first nine

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 INDEX QUARTERLY OPERATING EARNINGS GROWTH
1st Quarter 1991 through 3rd Quarter 1996
Q1 91                                                    -8%
Q2 91                                                   -18%
Q3 91                                                   -17%
Q4 91                                                    -9%
Q1 92                                                     8%
Q2 92                                                    15%
Q3 92                                                    11%
Q4 92                                                    19%
Q1 93                                                    10%
Q2 93                                                     9%
Q3 93                                                    19%
Q4 93                                                    18%
Q1 94                                                    12%
Q2 94                                                    19%
Q3 94                                                    16%
Q4 94                                                    26%
Q1 95                                                    21%
Q2 95                                                    22%
Q3 95                                                    19%
Q4 95                                                    10%
Q1 96                                                     7%
Q2 96                                                    11%
Q3 96                                                     6%
Source: Merrill Lynch Quantitative Analysis

months of the year indicate deceleration is underway. As shown in the accompanying chart, operating earnings through September 30, 1996, for the S&P 500 Index gained approximately 8 percent--a clear slowdown from the 13 to 19 percent growth of the previous four years.
  In addition, we believe the 8 percent rate actually overstates growth for the average company in the S&P 500 Index. In the third quarter, earnings for these companies grew at approximately 6 percent, but that is measured on a CAPITALIZATION basis. An examination of the companies on an EQUALLY WEIGHTED basis, however, shows earnings for the average company increased only 1 percent! In other words, most of the earnings gains in the third quarter were driven by large-cap companies such as General Electric, which are the largest components of the Index.
  Our point is simple. Given our belief that the U.S. economy will continue in a slow-growth, low-inflation mode through 1997, we do not think growth stocks are overvalued. As further evidence emerges that profit growth for the average company is becoming scarce, we believe investors will favor stable growth companies.
  Historically, growth stocks have done extremely well when S&P 500 companies' earnings growth is decelerating. In fact, the Pasadena portfolios, the majority of which have core holdings of growth stocks, have had some of their best years, both on an absolute and relative basis, when the S&P 500 companies produced negative earnings growth. We believe 1996 was just the beginning of what could be a long period of superior performance for high quality growth stocks.
  Thus, we have many reasons to be excited about 1997. We feel the U.S. economic climate should continue to be favorable for stocks in general and for growth stocks in particular. We have two newly launched funds, Global Growth and Small & Mid-Cap Growth, which further round out The Pasadena Group of Mutual Funds. In reality, neither fund is "new." They were established in 1993 and 1994 respectively, but we waited until recently to offer them to the public because we wanted investors to have a track record to evaluate. Also, in early 1997 we will be introducing The Pasadena Value 25 Fund, which we feel will complement the growth funds in our existing family.
  Thank you for your continued loyalty and support. We remain faithful to our investment philosophy of being long-term investors in companies we believe can sustain earnings growth at above average rates. During the course of last year, the market did have moments of volatility, but the investors who came out on top were the ones who stayed invested. This is why we feel strongly about staying on the train and not trying to time the market. Our best wishes for a happy, healthy and prosperous 1997!

                   [SIG]

Roger Engemann
Chairman of the Board and President

February 14, 1997

(1)LIPPER ANALYTICAL SERVICES, INC.
(2)THE S&P 500 STOCK INDEX IS AN
UNMANAGED INDEX WHICH ASSUMES
REINVESTMENT OF ALL DIVIDENDS AND
DISTRIBUTIONS AND IS GENERALLY
CONSIDERED REPRESENTATIVE OF THE U.S.
EQUITY MARKET FOR LARGER
CAPITALIZATION STOCKS. THE S&P 500
STOCK INDEX DOES NOT REFLECT ANY
OPERATING EXPENSES AND IS NOT
AVAILABLE FOR INVESTMENT.

MESSAGE FROM PORTFOLIO MANAGEMENT

MANAGEMENT BACKGROUND & INVESTMENT APPROACH
                  Roger Engemann Management Co., Inc. (REMC), manager of The
                    Pasadena Group of Mutual Funds, is a subsidiary of Roger
                                    [PHOTO]
                Engemann & Associates, Inc. (REA), a leading investment firm. REA was established in 1969 and specializes in the management of
                                    JIM MAIR
                private equity portfolios, generally with account minimums of $100,000. REMC was established in 1985.
                                    [PHOTO]
                  JIM MAIR and JOHN TILSON direct the Portfolio Management team for the overall Engemann organization. They have been with
                                  JOHN TILSON
                REA since 1983 and have managed each of the funds since their inception.
  Jim and John are both Chartered Financial Analysts and Chartered Investment Counselors. Together they have more than 50 years of professional investment experience. They use a consultative team approach to managing our funds, enabling them to bypass the risk of having all investment decisions made by one individual as well as the potential delays involved when decisions must be made by committee consensus. Jim and John spend a significant amount of their time in face-to-face meetings with management of the companies they follow. As a result, their investment conclusions are based on timely, direct information.

------------
  The Pasadena Group of Mutual Funds has a history of investing in stable, growing businesses. For inclusion in the funds, we favor companies that have demonstrated the unusual ability to grow their earnings steadily in various economic environments. We feel this characteristic is attractive to investors, especially in a slowing economy.
  Much of our analysis surrounds fundamental bottom-up scrutiny of the underlying business. We continually evaluate the competitive and financial strength of the companies we own and the worldwide events which are likely to alter demand patterns for the companies' products. Our philosophy is long term in nature, for we believe a diversified portfolio of strong businesses is likely to outperform all other asset classes in the long run.
  We are extremely pleased with the performance of the stocks in the Pasadena fund portfolios for the year ended December 31, 1996. Please see details on each of the funds in our following Q&A discussions.

              [LOGO]
James E. Mair

          [LOGO]
John S. Tilson

Managing Directors/Portfolio Management

February 14, 1997

DISCUSSIONS WITH JIM MAIR AND JOHN TILSON, PORTFOLIO MANAGERS OF
THE PASADENA GROUP OF MUTUAL FUNDS.

THE PASADENA GROWTH FUND

INVESTMENT OBJECTIVE:
  The Pasadena Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The Fund invests in stocks of various capitalization.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1996?

A: The Growth Fund's net asset value (NAV) for Class A Shares increased 22.49 percent, slightly lower than the 22.86 percent gain by the S&P 500 Index. The Fund compared favorably to the Lipper Growth Fund Index,(1) which advanced 17.48 percent. Complete performance figures for the Growth Fund are shown on page 6.

Q: WHAT ACCOUNTS FOR THE FUND'S SLIGHT UNDERPERFORMANCE OF THE S&P 500 IN 1996?

A: Although the S&P 500 Index had a strong year, the gains were not divided equitably. The 20 percent of the Index which is made up of the largest companies increased approximately 30 percent. However, the 20 percent of the Index made up of the smallest companies gained approximately 9 percent. Because approximately 25 to 30 percent of The Growth Fund was invested in small-cap issues, its performance was somewhat restrained.

Q: CAN YOU GIVE AN EXAMPLE OF HOW THE STRENGTH OF LARGE-CAP ISSUES AFFECTED THE FUND?

A: In no sector was investors' preference for blue-chip stocks more pronounced than in technology. The Nasdaq Composite Index, an index composed of all the issues trading on Nasdaq, posted a healthy 23 percent gain in 1996. The increase belies the fact that a significant portion of the move can be attributed to just four of the largest components--Cisco, Intel, Microsoft and Oracle--which account for close to 20 percent of the Index's total value.
  Each of these stocks was up in excess of 48 percent during 1996. In fact, shares of Intel, the largest stock on the NASDAQ, more than doubled during the year. Clearly, investors favored large-cap technology stocks where the outlook for future earnings growth seemed more readily apparent. These four stocks represent close to 10 percent of The Growth Fund's holdings and were significant contributors to the Fund's overall strong performance during 1996.

Q: WERE THERE ANY DISAPPOINTMENTS IN THE TECHNOLOGY SECTOR?

A: Informix Software was a disappointing performer in the Fund's portfolio. We believe the company experienced a transition year because it had difficulty in integrating the acquisition of a company called Illustra. The integration of Illustra resulted in expenses growing faster than revenues, which caused a drag on earnings growth. Despite the near-term execution challenges, we believe Informix has leading-edge technology and is well positioned for strong growth in the future.

Q: GIVEN THE TECHNOLOGY SECTOR'S STRONG PERFORMANCE IN 1996, WHAT DO YOU EXPECT IN 1997?

A: Technology is one of the fastest growing sectors in the economy. Rapid growth can quickly lead to fundamental changes in the competitive landscape. As a result, we constantly re-assess our investment thesis on each of the companies to assure that they are in strong strategic positions. Entering 1997, we remain committed to the Technology sector and we believe the companies in the Growth Fund portfolio are in compelling, competitive positions. Many of these companies have significant product launches set for 1997.

Q: WHAT OTHER TRENDS IMPACTED THE FUND'S PORTFOLIO?

A: A number of companies in The Growth Fund portfolio were involved in merger and acquisition activity. The combination of Gillette and Duracell is the one which had the largest impact. At the time of the merger announcement, the Fund held both companies and the stocks reacted favorably. The acquisition is expected to accelerate Gillette's growth rate.
  The distribution channels for razor blades and batteries are strikingly similar. Think about how often razor blades and batteries are displayed in close proximity to each other at supermarkets and drug stores.
  One of Gillette's main strengths is its strong foreign distribution, with 70 percent of its operating earnings from outside the United States. Duracell, although a well-recognized name globally, receives only 34 percent of earnings from international sales. Gillette plans to increase Duracell's international sales by enhancing the company's global distribution. This should translate into increased growth and cost savings.

Q: HOW DID THE GROWTH FUND'S 10 LARGEST HOLDINGS PERFORM?

A: In addition to Intel and Cisco which had strong gains, the Fund had excellent returns from consumer staple names such as Gillette, Coca-Cola, Philip Morris and Pfizer. Because inflation remained well contained, the Fund also saw strong gains from financial holdings including Wells Fargo, Federal National Mortgage Association and Federal Home Loan.

Q: WERE THERE ANY CHANGES IN THE FUND'S TOP 10 HOLDINGS DURING 1996?

A: We added Oxford Health Plans to the Fund's top 10 this summer when the share price dropped over concerns about Health Maintenance Organization (HMO) pricing and profitability. We believe Oxford Health is one of the leading HMOs and has consistently demonstrated strong membership growth and earnings gains. Other new names in the top 10 include Intel, Cisco and Philip Morris, replacing Home Depot, Walt Disney, Pepsi and Reuters.

Q: HOW DID THE SMALL-CAP ISSUES IN THE FUND PERFORM IN 1996?

A: Small-cap stock performance was somewhat mixed. The Fund experienced good returns from Etec Systems as they posted strong earnings gains. Etec enjoys a 75 percent market share in mask pattern generation equipment. MRV Communications was another solid performer. On the other hand, Labor Ready and Microcom had difficulties meeting earnings expectations and turned in disappointing results.

Q: WHAT IS YOUR OUTLOOK FOR 1997?

A: As earnings for the average company slow down, investors tend to favor high quality growth companies that are able to reach their earning targets. With low inflation and moderate economic growth still intact, we feel there is a very attractive backdrop for growth stocks which should continue into 1997. In addition, we believe small-cap issues are poised to move higher as they have been out of favor for the past few years.

(1)THE LIPPER MUTUAL FUND INDICES
ARE EQUALLY WEIGHTED INDICES OF THE
LARGEST MUTUAL FUNDS WITHIN THEIR
RESPECTIVE INVESTMENT OBJECTIVES,
ADJUSTED FOR THE REINVESTMENT OF
CAPITAL GAINS DISTRIBUTIONS AND INCOME
DIVIDENDS. THE INDICES ARE CALCULATED
DAILY, AND ARE NOT AVAILABLE FOR
INVESTMENT.

                               [CHART]

THE PASADENA NIFTY FIFTY FUND

INVESTMENT OBJECTIVE:
  The Pasadena Nifty Fifty Fund invests in approximately 50 companies management considers to have the best prospects for appreciation potential.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1996?

A: The Nifty Fifty Fund's net asset value (NAV) for Class A Shares increased
26.53 percent, compared to the 22.86 percent return of the S&P 500 Index and the
17.48 percent return of the Lipper Growth Index. Complete performance figures for the Fund are shown on page 9.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE IN 1996?

A: 1996 was clearly a year to be invested in large-cap growth companies as investors feared a slowing economy would crimp earnings growth for the average company. We believe this provided a very favorable investment scenario for The Nifty Fifty Fund because it invests primarily in large-cap stable growth issues.
  We expect the companies in the Nifty Fifty portfolio to produce consistent annual earnings growth in a range of 15-20 percent in 1997. In the past few years, this growth rate has appeared somewhat ordinary compared to the strong growth for the S&P 500 Index. In early 1996, however, we felt the extraordinary growth of the S&P Index would decelerate and investors would turn to steady growth companies capable of growing 2 to 3 times faster than the average company in the S&P 500. Indeed, during 1996 we believe evidence emerged that supports our expectations of an earnings slowdown for average companies and a rebound for quality growth companies.

Q: WHAT WERE SOME OF THE FUND'S PORTFOLIO HIGHLIGHTS DURING THE COURSE OF 1996?

A: Technology issues boosted the Fund's overall performance, led by Intel, Microsoft, Oracle and Cisco. These companies all posted excellent gains for the year. Intel more than doubled. We were also very pleased with the performance of consumer staple companies such as Gillette, Coca-Cola, Pfizer and Colgate-Palmolive, as they continued to produce steady earnings throughout the year.

Q: HOW DID INTEREST RATES AFFECT THE FUND'S FINANCIAL STOCK HOLDINGS?

A: We believe that financial stocks continue to be one of the most attractively valued segments when compared to the overall market. Although historically there has been a belief that financial companies' earnings are interest rate sensitive, the reality is companies in this sector have been among the Fund's most consistent performers, regardless of the interest rate environment. For example, Federal National Mortgage Association has achieved 10 straight years of double-digit earnings growth. Other successful stocks in this sector include American Express, Federal Home Loan and Wells Fargo.

Q: WHAT WERE SOME OF THE FUND'S DISAPPOINTMENTS IN 1996?

A: Retail sales often move in tandem with GDP (Gross Domestic Product), which has been slowing. Combine this with low inflation and it has become extremely difficult for retail companies to increase prices. As a result AutoZone, Home Depot and Wal-Mart underperformed the market. On the bright side, we are optimistic about the merger between Office Depot and Staples--two leaders in the retail office supplies market. The merger, which we believe is a good strategic fit, will have the potential to create the dominant office products dealer in the United States. We believe the integration of these two successful companies should continue to enhance earnings growth in the future.

Q: WHAT IS YOUR VIEW ON GILLETTE'S ACQUISITION OF DURACELL?

A: We believe Gillette and Duracell are a good match. First, we believe both companies are solid investment opportunities individually. Gillette dominates the global market for razor blades and is on the verge of introducing a new shaving system which the company believes will present one of the most dramatic improvements in shaving since the launch of the "Sensor." Duracell, on the other hand, is one of the most recognized names in the fastest growing market for a consumer non-durable product: batteries. When you combine the two companies, our enthusiasm for the new entity increases because we believe Duracell will accelerate Gillette's long-term growth rate and vice-versa.

Q: HAS THE COMPOSITION OF THE NIFTY FIFTY FUND CHANGED FROM THE YEAR ENDED DECEMBER 31, 1995?

A: The Fund did have some changes in its top 10 holdings over the past year. We increased the portfolio's representation in health-care stocks, such as Columbia/HCA, Merck and Oxford Health Plans. We added to the Fund's Philip Morris position when litigation concerns drove the stock down. Strong gains in Intel made it the Fund's largest holding. We decreased the Fund's exposure to McDonald's,
PepsiCo and Wal-Mart, as these companies had difficulties meeting their earnings estimates.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 1997?

A: The slowdown in corporate profits we have been expecting for some time became a reality in 1996. The corporate profit cycle of the past few years was one of the longest and most resilient on record, with operating profits for the S&P 500 Index growing at double-digit rates from 1991 through 1995. This is an exceptional feat when you consider that since 1942 the long-term growth rate for S&P 500 company earnings is approximately 6.8 percent.
  The dramatic increase in the number of companies in the S&P 500 Stock Index reporting declining sales and earnings trends is further evidence that the average company is finding it difficult to sustain earnings growth. For the third quarter of 1996, 107 companies reported declining sales, a 91 percent increase from the first quarter 1995. Similarly, over the same time period, the number of companies in the S&P 500 that reported declining earnings increased 82 percent.
  The Nifty Fifty Fund has done extremely well when S&P earnings growth is slowing. The Fund had some of its best years, both on an absolute and relative basis, when the S&P 500 Index produced negative earnings growth. We believe slow earnings growth will continue in 1997. This should provide an attractive setting for stable growth stocks that will continue to meet earnings expectations. We believe that 1996 was just the beginning of what could be a long period of strong performance for high quality growth stocks.

                               [CHARTS]

THE PASADENA BALANCED RETURN FUND

INVESTMENT OBJECTIVE:
  The Pasadena Balanced Return Fund seeks to maximize total investment return consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1996?

A: The Balanced Return Fund's net asset value (NAV) for Class A Shares increased
17.78 percent, compared to 22.86 percent for the S&P 500 Stock Index, an all-stock index. The Fund compared favorably to the Lipper Balanced Fund Index, which advanced 13.01 percent. Complete performance figures for the Fund are listed on page 11.

Q: HOW WAS THE FUND ABLE TO ACHIEVE SUCH STRONG PERFORMANCE IN 1996, RELATIVE TO OTHER BALANCED RETURN FUNDS?

A: The Fund had approximately 65 percent invested in equities, 30 percent in U.S. government securities and 5 percent in cash. A large portion of the Fund's gain was due to its position in large-cap growth stocks which led the market during 1996. We feel investors favored large growth stocks because of their ability to maintain earnings gains even in an economic climate of moderate growth.

Q: HOW DID THE FIXED-INCOME PORTION OF THE FUND PERFORM IN 1996?

A: The bond market was fairly volatile throughout most of 1996. The interest rates on the 30-year Treasury bond started the year at 6.03 percent and by mid year rose as high as 7.20 percent. We believe the rise in rates can be attributed to investors' inflation concerns and their assumptions that the economy was strengthening.
  During most of this turbulent time, the Fund was defensively invested in intermediate bonds and short-term notes. We did, however, take the opportunity to lengthen the maturity of the portfolio's bond holding when interest rates rose above 7 percent. We believed interest rates would start to fall as inflation concerns subsided. Given the roller coaster year the bond market experienced, the Fund survived relatively unscathed, with modest gains in long-term bonds and very minor losses in short-term notes.

Q: WHAT WERE SOME OF THE FUND'S HIGHLIGHTS FOR 1996?

A: The Fund had strong gains in its technology holdings such as Intel, Microsoft, Cisco and Oracle. Gillette rallied on the news of its acquisition of Duracell. Despite the volatility in interest rates, financial stocks responded well as inflation remained under control and their earnings continued to grow. Among the strong performers were Federal Home Loan Mortgage Corporation, Wells Fargo and United Asset Management. The stocks of consumer staple companies such as Coca-Cola, Colgate-Palmolive, Procter & Gamble and Pfizer all performed well, benefiting from an environment in which investors favored companies that have produced strong, steady growth.

Q: WERE THERE ANY STOCKS THAT DIDN'T WORK OUT?

A: Informix Software had disappointing performance in 1996. We believe the company experienced a transition year because it had difficulty integrating its acquisition of a company called Illustra. The integration of Illustra resulted in expenses growing faster than revenues, causing a drag on the company's earnings growth. Despite near-term challenges, we believe Informix has leading-edge technology and is well positioned for strong growth in the future.

Q: WHAT IS YOUR OUTLOOK FOR THE BALANCED RETURN FUND IN 1997?

A: We believe that inflation will remain in check throughout the coming year and, as a result, interest rates will remain steady or decline. In such an environment, we believe both the fixed-income and equity positions of the Fund's portfolio should perform well. On the equity side, we remain confident that the companies represented in the Fund will continue to achieve steady earnings growth. In the past, such stocks have typically performed well in an environment where the average company has difficulty producing earnings gains.

                               [CHART]

THE PASADENA SMALL & MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE:
  The Pasadena Small & Mid-Cap Growth Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion.

Q: HOW DID THE FUND PERFORM OVER THE PERIOD ENDED DECEMBER 31, 1996?

A: The Pasadena Small & Mid-Cap Growth Fund had an excellent year in 1996. The net asset value (NAV) for its Class A Shares increased 52.37 percent, compared to 22.86 percent for the S&P 500 Stock Index and 16.49 percent for the Russell 2000 Index.(1) The Fund was ranked number 1 out of 154 mid-cap funds for 1 year and number 1 out of 124 mid-cap funds for 2 years ended December 31, 1996, according to Lipper Analytical Services, Inc.(2) Complete performance figures for the Fund are listed on page 14.

Q: HOW WAS THE FUND ABLE TO OUTPERFORM BY SUCH A WIDE MARGIN?

A: We were able to make some good individual stock selections and also capture immediate price appreciation on some new issues we purchased for the Fund's portfolio. Good stock picking and smart trading are two ways the Fund was able to beat the S&P 500 and Russell Growth Indices by such a wide margin. But remember, the impact of these strategies is more pronounced when the Fund is small. The challenge for 1997 will be to match this performance on a much larger asset base.

Q: HOW DOES THE COMPOSITION OF THE FUND'S PORTFOLIO DIFFER FROM THE PASADENA GROWTH FUND AND THE PASADENA NIFTY FIFTY FUND?

A: The biggest difference between the Small & Mid-Cap Growth Fund and the other Pasadena Funds is industry weightings. For example, at any given time, the Small & Mid-Cap Growth Fund is likely to have a much heavier weighting in technology. Recently, technology accounted for over 30 percent of the Fund's assets, compared to approximately 26 percent in The Pasadena Growth Fund and approximately 15 percent in the Pasadena Nifty Fifty Fund. In addition, within the technology category, sub-sector weightings may be different. For instance, The Small & Mid-Cap Growth Fund recently had a 15 percent weighting in Computer Software and Services, compared to approximately 9 percent and 4 percent, respectively, in the Growth Fund and Nifty Fifty Fund.

Q: GIVE SOME EXAMPLES OF STOCKS THAT PERFORMED WELL IN 1996.

A: One of best performing stocks of the year was MRV Communications. MRV is participating in the rapid growth of fiber-optic communications and computer networking. The company is a technological leader in developing Local Area Network switches and has doubled both its sales and profits each year since 1990.
  Another Fund holding that had a good year was Regal Cinemas. Regal has been rapidly consolidating the highly fragmented movie theater business by acquiring other cinema companies. In addition, Regal has been developing highly successful multi-screen theaters where the investment returns are much greater than traditional movie houses.

(1)THE RUSSELL 2000 INDEX CONSISTS
OF THE SMALLEST 2,000 SECURITIES IN
THE RUSSELL 3000 INDEX. THIS INDEX IS
WIDELY REGARDED IN THE INDUSTRY AS THE
PREMIER MEASURE OF SMALL-CAP STOCKS.
(2)LIPPER RANKINGS ARE BASED ON
CHANGES IN NET ASSET VALUE WITH ALL
INCOME REINVESTED AND DO NOT INCLUDE
SALES CHARGES. IF THEY HAD, RESULTS
MAY HAVE BEEN LESS FAVORABLE.

Q: HOW ABOUT FUND HOLDINGS THAT DIDN'T WORK OUT?

A: Perhaps not surprisingly, retail stocks were underperformers in 1996. The most notable in the Small & Mid-Cap Growth Fund was Trend-Lines, a company which operates two specialty retail chains, "Woodworker's Warehouse," and "Golf Day." The company had difficulty meeting sales expectations, while managing expansion. Sales are beginning to improve and we still believe both concepts have promise. We believe the company's management has also made the necessary changes to resume growth.

Q: DISCUSS YOUR OUTLOOK FOR SMALL AND MID-CAP STOCKS.

A: By most historical measures, small-cap stocks in general still look inexpensive relative to large caps, particularly on a price/earnings basis. At year end, the Small & Mid-Cap Growth Fund was selling at 25 times 1997 estimated earnings, yet the companies in the portfolio are estimated to grow at a 35 percent rate. By contrast, the S&P 500 companies are selling at 12 times 1997 estimated earnings and expected to grow at only 6 percent.
  In addition, we believe the companies in the Fund's portfolio are well positioned to show solid earnings growth in the coming year, while larger companies increasingly are seeing their earnings growth rates of the past few years begin to decelerate.

                               [CHART]

THE PASADENA GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:
  The Pasadena Global Growth Fund's objective is to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities, which may be traded in securities markets in foreign countries and the United States.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1996?

A: The Pasadena Global Growth Fund's net asset value (NAV) for class A Shares increased 21.77 percent, compared to the 13.1 percent return of the MSCI All Country World Index(1). The Fund was ranked number 1 out of 89 global funds for the three-year period ended December 31, 1996, according to Lipper Analytical Services. Complete performance figures for the Fund are shown on page 17.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE IN 1996?

A: A key reason for the Fund's performance in 1996 was its overweighting of the U.S. market and underweighting of Japanese markets. Among the major markets around the world, the U.S. was one of the best performing, while the Japanese was one of the worst. The Fund also had a relatively high weighting in certain industries that did well, such as technology and consumer products, and several of its largest holdings showed strong gains.

Q: GIVE SOME EXAMPLES OF STOCKS THAT PERFORMED WELL LAST YEAR.

A: Some of the Fund's best performing stocks during 1996 were large capitalization U.S. companies such as Intel, Cisco and Gillette. Intel benefited from rising profitability which resulted in accelerated earnings growth. Cisco was driven by the continued strong growth of network computing, the Internet and data traffic worldwide. Gillette's increase was due to strong product sales and rapid earnings growth during the year.
  Among the Fund's larger international holdings, Hong Kong-listed banking group, HSBC Holdings did well, as its stock was propelled by the overall strength of the Hong Kong market and favorable trends in the banking sector in Asia. In May, the Fund purchased shares of Telebras, the Brazilian monopoly telecommunications provider. Its share price benefited from a favorable outlook for privatization of the Brazilian telecommunications industry and strong earnings growth fueled by line expansion and the re-balancing of tariffs.
  Among some of our smaller international holdings, Tecnomatix, an Israeli software company, rose sharply on the strong growth of its computer aided production engineering software. Datacraft Asia, a networking systems integration provider based in Singapore, also showed a substantial gain in its share price.

Q: TELL US ABOUT A STOCK THAT DIDN'T WORK OUT.

A: One stock that didn't live up to expectations was Korea Electric Power. The stock was hampered in part by the overall decline in the Korean market which suffered from a weakening economy and negative sentiment surrounding certain political issues. The company itself was negatively impacted by the depreciation of the Korean currency and rising crude oil prices which resulted in a setback to the company's earnings growth. Despite the difficulties faced by the company during the year, we continue to hold the stock in the belief the prospects for strong earnings growth going forward remain intact.

Q: WHAT DO YOU THINK DIFFERENTIATES THIS FUND FROM OTHER GLOBAL FUNDS?

A: What differentiates The Pasadena Global Growth Fund from other global funds is management's bottom-up stock picking style and emphasis on quality growth companies. The Fund's asset allocation is not

(1)THE MSCI AC WORLD INDEX IS AN
UNMANAGED INDEX OF OVER 1,460
SECURITIES ON THE STOCK EXCHANGES OF
22 COUNTRIES AND IS NOT AVAILABLE FOR
DIRECT INVESTMENT.

the result of a specific plan to invest in certain industries or countries, but rather a reliance on searching out the best companies around the world, wherever they might be. Of course, we consider macroeconomic factors and political and currency risk but the emphasis is on finding high quality, rapidly growing companies that possess a sustainable competitive advantage.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: Given the strong run-up in the U.S. market over the last two years, we have reduced the Fund's weighting in the U.S. and correspondingly increased our weighting in foreign markets. Nevertheless, we believe that the U.S. market will still perform reasonably well and thus we maintain a relatively significant commitment to it.
  With regard to foreign markets, we have increased our weighting in Hong Kong given our belief that the hand-over to China in 1997 will be smooth and there will be attractive prospects for Hong Kong-listed companies going forward. Other foreign markets where the Fund holds large positions are the United Kingdom and Sweden.
  The top 10 holdings in the Fund continue to be dominated by large multinational companies that we believe are growing rapidly and possess a strong competitive advantage. The Fund also holds positions in several companies that are benefiting from regional growth trends. While a majority of the Fund's holdings are in developed markets, approximately 20 percent of the portfolio is allocated to emerging markets.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We are very optimistic about the prospects for global investing going forward. We believe the economic backdrop around the world remains very favorable for stocks. With a few exceptions, economic growth remains relatively robust in most markets, inflation remains relatively low on a worldwide basis and the interest rate environment is generally favorable. Certainly some markets, especially certain emerging markets, continue to face specific challenges ahead. Nevertheless, on the whole, given the political and economic reform occurring around the world, the prospects for global investing remain very bright.

                               [CHART]

THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
COMMON STOCKS
ADVERTISING - 0.5%
The Interpublic Group of
  Companies, Inc..............      50,000    $   2,375
                                             -----------

BANKING - 4.0%
Wells Fargo & Company.........      75,000       20,231
                                             -----------

BEVERAGES - 3.5%
The Coca-Cola Company.........     250,000       13,156
PepsiCo, Inc..................     150,000        4,388
                                             -----------
                                                 17,544
                                             -----------
BUSINESS SERVICES - 5.8%
American List Corporation.....      45,000        1,367
Automatic Data Processing,
  Inc.........................      65,000        2,787
Electro Rent Corporation*.....     100,000        2,488
First Data Corporation........     200,000        7,300
Labor Ready, Inc.*............     200,000        2,700
Reuters Holdings PLC ADS B....     120,000        9,180
VeriFone, Inc.*...............     120,000        3,540
                                             -----------
                                                 29,362
                                             -----------
COMMUNICATIONS EQUIPMENT - 5.7%
Cisco Systems*................     250,000       15,906
MRV Communications, Inc.*.....     160,000        3,480
3Com Corp.*...................     125,000        9,172
                                             -----------
                                                 28,558
                                             -----------
COMPUTER HARDWARE - 2.9%
COMPAQ Computer*..............      35,000        2,599
Dell Computer Corporation*....      50,000        2,656
Hewlett-Packard...............      80,000        4,020
U.S. Robotics Corporation.....      75,000        5,400
                                             -----------
                                                 14,675
                                             -----------
COMPUTER SOFTWARE - 9.2%
America Online, Inc.*.........     100,000        3,325
Arbor Software Corporation*...     100,000        2,425
Aspen Technology, Inc.*.......      30,000        2,408
Indus Group, Inc.*............     100,000        2,575
Informix Corporation*.........     225,000        4,584
Legato Systems, Inc.*.........     100,000        3,263

                                  SHARES        VALUE
                                -----------  -----------
COMPUTER SOFTWARE - 9.2%
  (CONTINUED)
McAfee Associates Inc.*.......      25,000    $   1,100
Microsoft Corporation*........     100,000        8,263
Netscape Communications
  Corporation*................      30,000        1,706
NICE Systems Ltd.*............      60,000        1,080
Oracle Systems*...............     175,000        7,306
PeopleSoft, Inc.*.............      40,000        1,918
Scopus Technology, Inc.*......      35,000        1,628
Summit Design, Inc.*..........     100,000        1,025
Tecnomatix Technologies
  Ltd.*.......................      80,000        2,120
Vantive Corporation*..........      50,000        1,563
                                             -----------
                                                 46,289
                                             -----------
CONSUMER PRODUCTS - 4.2%
The Gillette Company..........     250,000       19,438
Luxottica Group S.p.A.........      30,000        1,560
                                             -----------
                                                 20,998
                                             -----------
CONSUMER SERVICES - 0.8%
Aaron Rents, Inc., Class B....      80,000          950
Mail Boxes Etc.*..............     130,000        2,925
                                             -----------
                                                  3,875
                                             -----------
DIVERSIFIED
  MANUFACTURING - 0.6%
General Electric..............      30,000        2,966
                                             -----------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 8.4%
Advanced Lighting
  Technologies, Inc.*.........     100,000        2,425
Altera Corp.*.................      35,000        2,544
ANADIGICS, Inc.*..............      55,000        2,159
Applied Power Inc.............      50,000        1,981
Etec Systems, Inc.*...........      70,000        2,678
Intel Corporation.............     110,000       14,403
Linear Technology
  Corporation.................     150,000        6,581
Maxim Integrated Products,
  Inc.*.......................      85,000        3,676
Photon Dynamics, Inc.*........     130,000          991
Xilinx, Inc.*.................     100,000        3,681

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 8.4% (CONTINUED)
Xylan Corporation*............      50,000    $   1,413
                                             -----------
                                                 42,532
                                             -----------
FINANCIAL SERVICES - 10.3%
BA Merchant Services, Inc.*...     250,000        4,469
Delta Financial
  Corporation*................      90,000        1,620
Eaton Vance Corp..............      30,000        1,429
Federal Home Loan Mortgage
  Corporation.................     120,000       13,215
Federal National Mortgage
  Association.................     325,000       12,106
Green Tree Financial
  Corporation.................      90,000        3,476
Imperial Credit Industries,
  Inc.*.......................     140,000        2,940
INVESCO PLC...................     100,000        4,437
INVESCO Funding LLC ADS*......      20,000          875
MBNA Corporation..............     100,000        4,150
T. Rowe Price Associates,
  Inc.........................      75,000        3,263
                                             -----------
                                                 51,980
                                             -----------
FINANCIAL SERVICES/
  BROKERAGE - 0.8%
The Charles Schwab
  Corporation.................     125,000        4,000
                                             -----------

GAMING - 1.4%
Anchor Gaming*................     100,000        4,025
Circus Circus Enterprises,
  Inc.*.......................      50,000        1,719
Sodak Gaming, Inc.*...........     100,000        1,538
                                             -----------
                                                  7,282
                                             -----------
HEALTHCARE SERVICES - 2.3%
Oxford Health Plans, Inc.*....     200,000       11,712
                                             -----------

HOSPITAL COMPANIES - 1.2%
Columbia/HCA Healthcare
  Corporation.................     150,000        6,112
                                             -----------

HOTELS - 1.2%
HFS, Incorporated*............     100,000        5,975
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

HOUSEHOLD PRODUCTS - 1.5%
Colgate-Palmolive Company.....      50,000    $   4,612
The Procter & Gamble
  Company.....................      30,000        3,225
                                             -----------
                                                  7,837
                                             -----------
INDUSTRIAL/DIRECT MAIL
  DISTRIBUTOR - 0.4%
MSC Industrial Direct Co.,
  Inc.*.......................      50,000        1,850
                                             -----------

LEISURE - 3.9%
Carnival Corporation..........     200,000        6,600
The Walt Disney Company.......     100,000        6,962
Regal Cinemas, Inc.*..........      75,000        2,306
Signature Resorts, Inc.*......     100,000        3,525
                                             -----------
                                                 19,393
                                             -----------
MEDICAL EQUIPMENT &
  SUPPLIES - 3.5%
Boston Scientific
  Corporation*................     100,000        6,000
Johnson & Johnson.............      80,000        3,980
Medtronic, Inc................     110,000        7,480
                                             -----------
                                                 17,460
                                             -----------
PHARMACEUTICALS - 6.7%
Elan Corporation, PLC ADS*....     100,000        3,325
Merck & Co., Inc..............     125,000        9,906
Pfizer Inc....................     200,000       16,575
Roche Holdings Ltd. ADR.......      50,000        3,875
                                             -----------
                                                 33,681
                                             -----------
RESTAURANTS - 2.3%
Brinker International,
  Inc.*.......................     125,000        2,000
Einstein/Noah Bagel Corp.*....     100,000        2,975
McDonald's Corporation........      75,000        3,394
Planet Hollywood
  International, Inc.*........     100,000        1,975
Starbucks Corporation*........      50,000        1,431
                                             -----------
                                                 11,775
                                             -----------
RETAIL - APPAREL & ACCESSORY
  STORES - 0.4%
Kohl's Corporation*...........      50,000        1,962
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
RETAIL - AUTO SUPPLY
  STORES - 1.1%
AutoZone, Inc.*...............     200,000    $   5,500
                                             -----------

RETAIL - BUILDING MATERIALS &
  HARDWARE - 1.5%
The Home Depot, Inc...........     150,000        7,519
                                             -----------

RETAIL - CATALOG - 0.5%
Viking Office Products,
  Inc.*.......................     100,000        2,669
                                             -----------

RETAIL - GENERAL
  MERCHANDISE - 2.3%
Consolidated Stores
  Corporation*................      62,500        2,008
Dollar General Corporation....     120,000        3,840
Sears, Roebuck and Company....     100,000        4,612
Wal-Mart Stores, Inc..........      60,000        1,372
                                             -----------
                                                 11,832
                                             -----------
RETAIL - GROCERY STORES - 1.0%
Smart & Final Inc.............     150,000        3,244
United Natural Foods, Inc.*...     100,000        1,700
                                             -----------
                                                  4,944
                                             -----------
RETAIL - HOME FURNITURE,
  FURNISHINGS & EQUIPMENT
  STORES - 1.6%
Bed Bath & Beyond, Inc.*......      80,000        1,940
Circuit City Stores, Inc......     200,000        6,025
                                             -----------
                                                  7,965
                                             -----------
RETAIL - SPECIALTY - 1.5%
PETsMART, Inc.*...............     100,000        2,188
Staples, Inc.*................     250,000        4,516
Trend-Lines, Inc.*............     175,000          831
                                             -----------
                                                  7,535
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

TELECOMMUNICATIONS
  EQUIPMENT - 2.8%
Ascend Communications,
  Inc.*.......................      90,000    $   5,591
Telefonaktiebolaget LM
  Ericsson ADR................     150,000        4,528
Tellabs, Inc.*................     100,000        3,762
                                             -----------
                                                 13,881
                                             -----------
TELECOMMUNICATIONS SERVICES - 1.1%
Paging Network, Inc.*.........      50,000          763
Panavision Inc.*..............      65,000        1,349
P.T. Telekomunikasi Indonesia
  (Persero) ADS...............      40,000        1,380
360 DEG. Communications
  Company*....................     100,000        2,312
                                             -----------
                                                  5,804
                                             -----------
TOBACCO PRODUCTS - 2.0%
Philip Morris Companies
  Inc.........................      90,000       10,136
                                             -----------
UTILITIES - 0.4%
Korea Electric Power
  Corporation ADS.............     100,000        2,050
                                             -----------
VETERINARIAN PRODUCTS - 1.1%
IDEXX Laboratories, Inc.*.....     150,000        5,400
                                             -----------
TOTAL COMMON STOCKS - 98.4%
  (COST $287,364).............                  495,659
                                             -----------
PREFERRED STOCKS
MEDIA PUBLISHING - 0.5%
The News Corporation
  Limited.....................     100,000        2,087
                                             -----------
TOTAL PREFERRED STOCKS - 0.5%
  (COST $2,156)...............                    2,087
                                             -----------
TOTAL INVESTMENT IN
  SECURITIES - 98.9%
  (COST $289,520).............                $ 497,746
                                             -----------
                                             -----------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
COMMON STOCKS
ADVERTISING - 1.7%
The Interpublic Group of
  Companies, Inc..............      80,000    $   3,800
                                             -----------

BANKING - 3.7%
Wells Fargo & Company.........      30,000        8,092
                                             -----------

BEVERAGES - 4.0%
The Coca-Cola Company.........     100,000        5,263
PepsiCo, Inc..................     120,000        3,510
                                             -----------
                                                  8,773
                                             -----------
BUSINESS SERVICES - 5.2%
Automatic Data Processing,
  Inc.........................      90,000        3,859
First Data Corporation........     100,000        3,650
Reuters Holdings PLC ADS B....      50,000        3,825
                                             -----------
                                                 11,334
                                             -----------
COMMUNICATIONS
  EQUIPMENT - 2.0%
Cisco Systems*................      70,000        4,454
                                             -----------

COMPUTER HARDWARE - 2.7%
Hewlett-Packard...............      80,000        4,020
U.S. Robotics Corporation.....      25,000        1,800
                                             -----------
                                                  5,820
                                             -----------
COMPUTER SOFTWARE - 4.4%
Microsoft Corporation*........      60,000        4,957
Oracle Systems*...............     112,500        4,697
                                             -----------
                                                  9,654
                                             -----------
CONSUMER PRODUCTS - 4.4%
The Gillette Company..........     125,000        9,719
                                             -----------

DIVERSIFIED
  MANUFACTURING - 1.8%
General Electric..............      40,000        3,955
                                             -----------

                                  SHARES        VALUE
                                -----------  -----------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 6.3%
Intel Corporation.............      80,000    $  10,475
Linear Technology
  Corporation.................      75,000        3,291
                                             -----------
                                                 13,766
                                             -----------
FINANCIAL SERVICES - 11.3%
American Express..............      75,000        4,237
Federal Home Loan Mortgage
  Corporation.................      45,000        4,956
Federal National Mortgage
  Association.................     112,000        4,172
Green Tree Financial
  Corporation.................     100,000        3,862
MBNA Corporation..............     100,000        4,150
T. Rowe Price Associates,
  Inc.........................      75,000        3,263
                                             -----------
                                                 24,640
                                             -----------
FINANCIAL SERVICES/BROKERAGE - 1.5%
The Charles Schwab
  Corporation.................     100,000        3,200
                                             -----------

GAMING - 2.2%
Circus Circus Enterprises,
  Inc.*.......................      75,000        2,578
Mirage Resorts,
  Incorporated................     100,000        2,163
                                             -----------
                                                  4,741
                                             -----------
HEALTHCARE SERVICES - 2.7%
Oxford Health Plans, Inc.*....     100,000        5,856
                                             -----------

HOSPITAL COMPANIES - 2.5%
Columbia/HCA Healthcare
  Corporation.................     135,000        5,501
                                             -----------

HOUSEHOLD PRODUCTS - 3.9%
Colgate-Palmolive Company.....      50,000        4,613
The Procter & Gamble
  Company.....................      35,000        3,762
                                             -----------
                                                  8,375
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
LEISURE - 3.3%
Carnival Corporation..........     100,000    $   3,300
The Walt Disney Company.......      55,000        3,829
                                             -----------
                                                  7,129
                                             -----------
MEDIA PUBLISHING - 1.4%
The News Corporation Limited
  ADS.........................     150,000        3,131
                                             -----------

MEDICAL EQUIPMENT &
  SUPPLIES - 7.0%
Boston Scientific
  Corporation*................      80,000        4,800
Johnson & Johnson.............     100,000        4,975
Medtronic, Inc................      80,000        5,440
                                             -----------
                                                 15,215
                                             -----------
PHARMACEUTICALS - 9.4%
Merck & Co., Inc..............     105,000        8,321
Pfizer Inc....................     100,000        8,288
Roche Holdings Ltd. ADR.......      50,000        3,875
                                             -----------
                                                 20,484
                                             -----------
RESTAURANTS - 2.0%
McDonald's Corporation........      95,000        4,299
                                             -----------

RETAIL - APPAREL &
  ACCESSORIES - 1.4%
Kohl's Corporation*...........      80,000        3,140
                                             -----------

RETAIL - AUTO SUPPLY
  STORES - 1.6%
AutoZone, Inc.*...............     130,000        3,575
                                             -----------

RETAIL - BUILDING MATERIALS &
  HARDWARE - 1.7%
The Home Depot, Inc...........      75,000        3,759
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

RETAIL - GENERAL
  MERCHANDISE - 2.6%
Wal-Mart Stores, Inc..........     100,000    $   2,288
Sears, Roebuck and Co.........      75,000        3,459
                                             -----------
                                                  5,747
                                             -----------
RETAIL - HOME FURNITURE,
  FURNISHINGS &
  EQUIPMENT - 1.7%
Circuit City Stores, Inc......     125,000        3,766
                                             -----------

RETAIL - SPECIALTY - 1.6%
Office Depot Inc.*............     150,000        2,662
Staples, Inc.*................      50,000          903
                                             -----------
                                                  3,565
                                             -----------
TOBACCO PRODUCTS - 2.6%
Philip Morris Companies
  Inc.........................      50,000        5,631
                                             -----------

UTILITIES - 0.7%
Korea Electric Power
  Corporation ADS.............      75,000        1,538
                                             -----------

TOTAL COMMON STOCKS - 97.3%
  (COST $132,174).............                  212,659
                                             -----------

TOTAL INVESTMENT IN
  SECURITIES - 97.3%
  (COST $132,174).............                $ 212,659
                                             -----------
                                             -----------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
COMMON STOCKS
ADVERTISING - 2.0%
The Interpublic Group of
  Companies, Inc..................     25,000  $   1,188
                                               ---------

BANKING - 4.0%
Wells Fargo & Company.............      9,000      2,428
                                               ---------

BEVERAGES - 3.8%
The Coca-Cola Company.............     25,000      1,315
PepsiCo, Inc......................     35,000      1,024
                                               ---------
                                                   2,339
                                               ---------
BUSINESS SERVICES - 3.7%
Automatic Data Processing, Inc....     22,000        943
Reuters Holdings PLC ADS B........     17,000      1,301
                                               ---------
                                                   2,244
                                               ---------
COMMUNICATIONS EQUIPMENT - 2.1%
Cisco Systems*....................     20,000      1,272
                                               ---------

COMPUTER HARDWARE - 1.1%
Hewlett-Packard...................     14,000        704
                                               ---------

COMPUTER SOFTWARE - 4.3%
Informix Corporation*.............     25,000        509
Microsoft Corporation*............     14,000      1,157
Oracle Systems*...................     22,500        939
                                               ---------
                                                   2,605
                                               ---------
CONSUMER PRODUCTS - 4.5%
The Gillette Company..............     35,000      2,721
                                               ---------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 4.0%
Intel Corporation.................     10,000      1,309
LSI Logic Corporation*............     30,000        803
Linear Technology Corporation.....      7,000        307
                                               ---------
                                                   2,419
                                               ---------

                                     SHARES      VALUE
                                    ---------  ---------
FINANCIAL SERVICES - 6.2%
BA Merchant Services, Inc.*.......     25,000  $     447
Federal Home Loan Mortgage
  Corporation.....................     14,000      1,542
Federal National Mortgage
  Association.....................     28,800      1,073
New England Investment Companies,
  L.P.............................     30,000        727
                                               ---------
                                                   3,789
                                               ---------
GAMING - 1.7%
Circus Circus Enterprises,
  Inc.*...........................     30,000      1,031
                                               ---------

HEALTHCARE SERVICES - 1.4%
Oxford Health Plans, Inc.*........     15,000        878
                                               ---------

HOSPITAL COMPANIES - 2.0%
Columbia/HCA Healthcare
  Corporation.....................     30,000      1,222
                                               ---------

HOUSEHOLD PRODUCTS - 4.0%
Colgate-Palmolive Company.........     15,000      1,384
The Procter & Gamble Company......     10,000      1,075
                                               ---------
                                                   2,459
                                               ---------
INVESTMENT MANAGEMENT - 1.7%
United Asset Management
  Corporation.....................     40,000      1,065
                                               ---------

LEISURE - 4.0%
Carnival Corporation..............     30,000        990
The Walt Disney Company...........     20,000      1,393
                                               ---------
                                                   2,383
                                               ---------
MEDICAL EQUIPMENT &
  SUPPLIES - 4.2%
Johnson & Johnson.................     24,000      1,194
Medtronic, Inc....................     20,000      1,360
                                               ---------
                                                   2,554
                                               ---------
PHARMACEUTICALS - 8.3%
American Home Products
  Corporation.....................     13,000        762
Merck & Co., Inc..................     18,000      1,426
Pfizer Inc........................     25,000      2,072
Roche Holdings Ltd. ADR...........     10,000        775
                                               ---------
                                                   5,035
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
REAL ESTATE INVESTMENT
  TRUST - 1.4%
Chelsea GCA Realty................     25,000  $     866
                                               ---------

RESTAURANTS - 2.0%
McDonald's Corporation............     27,000      1,223
                                               ---------

RETAIL - AUTO SUPPLY STORES - 1.3%
AutoZone, Inc.*...................     27,000        743
                                               ---------

RETAIL - BUILDING MATERIAL &
  HARDWARE - 0.9%
The Home Depot, Inc...............     10,000        501
                                               ---------

TOBACCO PRODUCTS - 2.4%
Philip Morris Companies Inc.......     13,000      1,464
                                               ---------

TOTAL COMMON STOCKS - 71.0%
  (COST $22,753)..................                43,133
                                               ---------

                                      FACE
                                     AMOUNT      VALUE
                                    ---------  ---------

UNITED STATES TREASURY OBLIGATIONS
United States Treasury Notes,
  6.0%, 02/15/2026................  $   8,300  $   7,554
United States Treasury Notes,
  6.5%, 08/15/2005................      8,900      8,957
                                               ---------
                                                  16,511
                                               ---------
TOTAL UNITED STATES TREASURY
  OBLIGATIONS - 27.2%
  (COST $16,612)..................                16,511
                                               ---------
TOTAL INVESTMENT IN
  SECURITIES - 98.2%
  (COST $39,365)..................             $  59,644
                                               ---------
                                               ---------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA SMALL & MID-CAP GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
COMMON STOCKS
AUTO SPORT - 1.1%
International Speedway
  Corporation*................       5,000    $     103
                                             -----------

BUSINESS SERVICES - 2.6%
Electro Rent Corporation*.....       2,600           65
Labor Ready, Inc.*............       7,500          101
VeriFone, Inc.*...............       2,600           77
                                             -----------
                                                    243
                                             -----------
COMMUNICATIONS
  EQUIPMENT - 6.6%
Cascade Communications
  Corp.*......................       3,300          182
MRV Communications, Inc.*.....      20,000          435
                                             -----------
                                                    617
                                             -----------
COMPUTER SOFTWARE - 19.4%
3D Labs Inc., Ltd.*...........       5,000          115
Abacus Direct Corporation*....       5,000           94
Arbor Software Corporation*...       3,500           85
Aspen Technology, Inc.*.......       2,500          200
CyberMedia, Inc.*.............       2,400           38
Forrester Research, Inc.*.....       5,000          129
Indus Group, Inc.*............       2,000           51
Information Management
  Resources, Inc.*............       2,500           53
Intelligroup, Inc.*...........       6,000           66
Legato Systems, Inc.*.........      10,000          326
Mastech Corporation*..........       6,000          114
McAfee Associates, Inc.*......       5,000          220
NICE-Systems, Ltd.*...........       3,000           54
Scopus Technology, Inc.*......       2,000           93
Tecnomatix Technologies
  Ltd.*.......................       4,000          106
Vantive Corporation*..........       2,500           78
                                             -----------
                                                  1,822
                                             -----------
CONSUMER SERVICES - 0.5%
Mail Boxes Etc.*..............       2,000           45
                                             -----------

                                  SHARES        VALUE
                                -----------  -----------

DIVERSIFIED
  MANUFACTURING - 1.0%
Ballantyne of Omaha, Inc.*....       5,000    $      99
                                             -----------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 9.0%
Advanced Lighting
  Technologies, Inc.*.........       3,000           73
ANADIGICS, Inc.*..............       2,000           79
Applied Power Inc.............       2,500           99
Etec Systems, Inc.*...........       4,000          153
Electromagnetic Sciences,
  Inc.*.......................       1,750           34
Micrel, Inc.*.................       3,000           95
Novellus Systems, Inc.*.......       1,000           54
Photon Dynamics, Inc.*........       3,300           25
VLSI Technology, Inc.*........       5,000          119
Xylan Corporation*............       4,000          113
                                             -----------
                                                    844
                                             -----------
FINANCIAL SERVICES - 7.4%
AAMES Financial Corporation...       3,000          108
BA Merchant Services, Inc.*...       7,500          134
Delta Financial
  Corporation*................       3,000           54
Healthcare Financial
  Corporation*................       2,500           32
Imperial Credit Industries,
  Inc.*.......................       2,000           42
Metris Companies Inc.*........       5,000          120
The Money Store...............       1,000           28
T. Rowe Price Associates,
  Inc.........................       4,100          178
                                             -----------
                                                    696
                                             -----------
FOOD PRODUCTS - 1.7%
General Nutrition Companies,
  Inc.*.......................       3,000           51
PJ America, Inc.*.............       6,000          108
                                             -----------
                                                    159
                                             -----------
GAMING - 5.5%
Anchor Gaming *...............       4,000          161
Primadonna Resorts, Inc.*.....       5,000           85
Silicon Gaming, Inc.*.........       5,000           81
Sodak Gaming, Inc.*...........      10,000          154
Sun International Hotels
  Ltd.*.......................       1,000           36
                                             -----------
                                                    517
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA SMALL & MID-CAP GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
HEALTHCARE SERVICES - 4.6%
Advanced Health
  Corporation*................      10,000    $     125
Applied Analytical Industries,
  Inc.*.......................       2,000           38
Curative Health Services,
  Inc.*.......................       3,000           83
National Surgery Centers,
  Inc.*.......................       5,000          190
                                             -----------
                                                    436
                                             -----------
HOTELS - 0.8%
Renaissance Hotel Group
  N.V.*.......................       3,000           71
                                             -----------

INDUSTRIAL /DIRECT MAIL
  DISTRIBUTOR - 2.0%
MSC Industrial Direct Co.,
  Inc.*.......................       5,000          185
                                             -----------

LEISURE - 3.6%
Regal Cinemas, Inc.*..........       6,000          184
Vacation Break USA, Inc.*.....       7,500          152
                                             -----------
                                                    336
                                             -----------
MANUFACTURING -
  MISCELLANEOUS - 0.4%
Ultratech Stepper, Inc.*......       1,500           36
                                             -----------

MEDICAL EQUIPMENT &
  SUPPLIES - 4.6%
Biosource International,
  Inc.*.......................       5,000           34
Mentor Corporation............       3,000           89
Optimal Robotics Corp.*.......      15,000           71
Qiagen N.V*...................       5,000          129
R.P. Scherer Corporation*.....       1,000           50
Ventritex, Inc.*..............       2,500           62
                                             -----------
                                                    435
                                             -----------
MISCELLANEOUS SERVICES - 0.3%
CCC Information Services
  Group*......................       2,000           32
                                             -----------

RESTAURANTS - 5.1%
Brinker International,
  Inc.*.......................      10,000          160
Einstein/Noah Bagel Corp.*....       4,000          119
Garden Fresh Restaurant
  Corp.*......................      10,000          101
                                  SHARES        VALUE
                                -----------  -----------
RESTAURANTS - 5.1% (CONTINUED)

Planet Hollywood
  International, Inc.*........       5,000    $      99
                                             -----------
                                                    479
                                             -----------
RETAIL - APPAREL &
  ACCESSORY - 1.4%
Gadzooks, Inc.*...............       3,000           55
Kohl's Corporation*...........       2,000           78
                                             -----------
                                                    133
                                             -----------
RETAIL - AUTO SUPPLY
  STORES - 1.0%
Discount Auto Parts, Inc.*....       4,000           93
                                             -----------

RETAIL - GENERAL
  MERCHANDISE - 4.5%
Dollar General Corporation....       2,000           64
Dollar Tree Stores, Inc.*.....       3,000          115
Mazel Stores, Inc.*...........       2,000           45
99 Cents Only Stores*.........      12,000          196
                                             -----------
                                                    420
                                             -----------
RETAIL - GROCERY STORES - 2.2%
Cost Plus, Inc.*..............       7,500          143
Smart & Final Inc.............       1,000           22
United Natural Foods, Inc.*...       2,500           42
                                             -----------
                                                    207
                                             -----------
RETAIL - SPECIALTY - 1.4%
Barnes & Noble, Inc.*.........       3,000           81
Trend-Lines, Inc.*............      10,000           48
                                             -----------
                                                    129
                                             -----------
TELECOMMUNICATIONS
  EQUIPMENT - 0.8%
DSP Communications, Inc.*.....       4,000           77
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA SMALL & MID-CAP GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

    (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
TELECOMMUNICATIONS
  SERVICES - 5.0%
360 DEG. Communications
  Company*....................       1,200    $      28
Ascend Communications,
  Inc.*.......................       2,500          155
Open Joint Stock Company
  Vimpel Communications
  sponsored ADR*..............       5,000          118
Panavision Inc.*..............       5,000          104
West TeleServices
  Corporation*................       3,000           68
                                             -----------
                                                    473
                                             -----------
VETERINARIAN PRODUCTS - 1.3%
IDEXX Laboratories, Inc.*.....       3,500          126
                                             -----------

TOTAL COMMON STOCKS - 93.8%
  (COST $8,444)...............                    8,813
                                             -----------

TOTAL INVESTMENT IN
  SECURITIES - 93.8%
  (COST $8,444)...............                $   8,813
                                             -----------
                                             -----------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
COMMON STOCKS
ARGENTINA - 0.6%
TELECOMMUNICATION
  SERVICES - 0.6%
Telecom Argentina
  STET - France Telecom S.A.
  sponsored ADR...............         650    $      26
Telefonica De Argentina
  sponsored ADR...............       1,000           26
                                             -----------
  TOTAL ARGENTINA.............                       52
                                             -----------

AUSTRALIA - 2.5%
BEVERAGES - 0.7 %
Coca Cola Amatil sponsored
  ADR.........................       2,900           62
                                             -----------
MEDIA PUBLISHING - 1.8%
The News Corporation
  Limited.....................       7,400          154
                                             -----------
  TOTAL AUSTRALIA.............                      216
                                             -----------

BRAZIL - 1.4%
TELECOMMUNICATION
  SERVICES - 1.4%
Telecomunicacoes Brasileiras
  sponsored ADR...............       1,600          122
                                             -----------

CZECH REPUBLIC - 0.9%
MEDIA AND BROADCASTING - 0.9%
Central European Media
  Enterprises Ltd.*...........       2,500           79
                                             -----------

CHINA - 1.2%
UTILITIES - ELECTRIC - 1.2%
Huaneng Power International,
  Inc. sponsored ADR*.........       4,500          101
                                             -----------

GERMANY - 1.3%
COMPUTER SOFTWARE - 1.3%
SAP Aktiengesellschaft
  sponsored ADR*..............       2,450          114
                                             -----------

                                  SHARES        VALUE
                                -----------  -----------

HONG KONG - 13.7%
BANKING - 2.4%
HSBC Holdings plc sponsored
  ADR.........................         950    $     203
                                             -----------

COMPUTER SOFTWARE - 2.0%
Hutchison Whampoa Limited
  ADR.........................       4,500          177
                                             -----------

CONSUMER PRODUCTS - 1.7%
Amway Asia Pacific Ltd.*......       1,600           68
Nu Skin Asia Pacific, Inc.*...       2,500           77
                                             -----------
                                                    145
                                             -----------
CONGLOMERATE - 2.0%
First Pacific Company Limited
  sponsored ADR...............       1,950          127
Wharf Holdings Limited
  sponsored ADR...............       2,000           50
                                             -----------
                                                    177
                                             -----------
FINANCIAL SERVICES - 0.4%
AEON Credit Service (Asia)
  Company Limited*............      98,000           31
                                             -----------

INFRASTRUCTURE - 0.9%
New World Infrastructure
  Limited*....................      25,000           73
                                             -----------

INSURANCE - 0.9%
National Mutual Asia
  Limited.....................      84,000           80
                                             -----------

MEDIA AND BROADCASTING - 0.8%
Television Broadcasts
  Limited.....................      17,000           68
                                             -----------

PROPERTY DEVELOPMENT - 2.5%
Lai Sun Development Company
  Limited*....................      42,000           63
New World Development Co......      12,000           81
Sun Hung Kai Properties
  Limited.....................       6,000           73
                                             -----------
                                                    217
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
TELECOMMUNICATION
  SERVICES - 0.1%
Hong Kong Telecommunications
  Limited sponsored ADR.......         700    $      11
                                             -----------
  TOTAL HONG KONG.............                    1,182
                                             -----------

INDIA - 2.9%
BANKING - 0.6%
State Bank of India GDR*......       3,250           56
                                             -----------

ENGINEERING AND
  CONSTRUCTION - 1.0%
Larsen & Toubro Limited*
  GDR.........................       6,000           87
                                             -----------

HOTELS - 0.5%
Indian Hotels Company Limited
  sponsored GDR*..............       1,700           43
                                             -----------

INVESTMENT COMPANIES - 0.8%
The India Fund, Inc...........       8,500           65
                                             -----------
  TOTAL INDIA.................                      251
                                             -----------

INDONESIA - 3.9%
BANKING - 1.0%
PT Bank International
  Indonesia*..................      43,000           42
PT Bank Tiara Asia*...........      43,000           46
                                             -----------
                                                     88
                                             -----------
TELECOMMUNICATION
  SERVICES - 1.8%
Indonesian Satellite
  Corporation ADR.............         550           15
Perusahaan Persero P.T.
  Telekom sponsored ADR.......       4,000          138
                                             -----------
                                                    153
                                             -----------
TOBACCO PRODUCTS - 1.1%
PT Hanjaya Mandala
  Sampoerna*..................      18,000           96
                                             -----------
  TOTAL INDONESIA.............                      337
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

IRELAND - 0.8%
PHARMACEUTICALS - 0.8%
Elan Corporation plc sponsored
  ADR*........................       2,100    $      70
                                             -----------

ISRAEL - 4.0%
COMPUTER SOFTWARE - 2.3%
NICE-Systems Ltd. sponsored
  ADR*........................       5,000           90
Tecnomatix Technologies
  Ltd.*.......................       4,000          106
                                             -----------
                                                    196
                                             -----------
CONSUMER PRODUCTS - 0.7%
ZAG Industries Ltd.*..........       3,500           58
                                             -----------

PHARMACEUTICALS - 0.7%
Teva Pharmaceutical Industries
  Limited sponsored ADR.......       1,200           60
                                             -----------

TELECOMMUNICATION
  SERVICES - 0.3%
TTI Team Telecom
  International*..............       5,000           31
                                             -----------
  TOTAL ISRAEL................                      345
                                             -----------

ITALY - 1.6%
CONSUMER PRODUCTS - 1.1%
Luxottica Group S.p.A.
  sponsored ADR...............       1,750           91
                                             -----------

RETAIL HOME FURNITURE &
  FURNISHINGS - 0.5%
Industrie Natuzzi SpA
  sponsored ADR...............       1,900           44
                                             -----------
  TOTAL ITALY.................                      135
                                             -----------

JAPAN - 2.9%
CONSUMER PRODUCTS - 0.2%
Amway Japan Limited sponsored
  ADR.........................       1,000           17
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
ELECTRONICS AND
  ELECTRICAL - 2.1%
Kyocera Corporation sponsored
  ADR.........................         800    $      98
Sony Corp. sponsored ADR......       1,200           79
                                             -----------
                                                    177
                                             -----------
OFFICE EQUIPMENT - 0.6%
Canon, Inc. sponsored ADR.....         500           55
                                             -----------
  TOTAL JAPAN.................                      249
                                             -----------

KOREA - 2.0%
BANKING - 0.2%
Kookmin Bank sponsored ADR....       1,000           19
                                             -----------

TELECOMMUNICATION
  SERVICES - 0.5%
Korea Mobile
  Telecommunications Corp.
  ADR.........................       3,090           40
                                             -----------

UTILITIES - ELECTRIC - 1.3%
Korea Electric Power
  Corporation sponsored ADR...       5,700          117
                                             -----------
  TOTAL KOREA.................                      176
                                             -----------

MEXICO - 2.5%
BEVERAGES - 1.2%
Coca-Cola Femsa, S.A. de C.V.
  sponsored ADR...............       3,500          101
                                             -----------

RETAIL - GENERAL
  MERCHANDISE - 1.3%
Cifra, S.A. de C.V............      92,300          113
                                             -----------
  TOTAL MEXICO................                      214
                                             -----------

NETHERLANDS - 3.2%
BEVERAGES - 0.7%
Heineken N.V. ADR.............         350           62
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

COMPUTER SOFTWARE - 0.6%
Baan Company N.V.*............       1,500    $      52
                                             -----------

HOTELS - 1.3%
Renaissance Hotel Group,
  N.V.*.......................       4,600          108
                                             -----------

MEDICAL EQUIPMENT AND SUPPLIES
  0.6%
Qiagen N.V.*..................       2,000           52
                                             -----------
  TOTAL NETHERLANDS...........                      274
                                             -----------

PERU - 1.0%
TELECOMMUNICATION SERVICES
  1.0%
Telefonica del Peru sponsored
  ADR.........................       4,500           85
                                             -----------

PHILIPPINES - 3.3%
CONGLOMERATE - 0.9%
Ayala Corp, Inc.*.............      75,000           81
                                             -----------

ELECTRIC UTILITIES - 0.6%
Manila Electric Company*......       6,000           50
                                             -----------

INFRASTRUCTURE - 0.6%
International Container
  Terminal Services, Inc.*....      91,500           48
                                             -----------

PROPERTY DEVELOPMENT - 0.4%
Fil-Estate Land, Inc.*........      40,000           35
                                             -----------

TELECOMMUNICATION
  SERVICES - 0.8%
Philippine Long Distance
  Telephone Company sponsored
  ADR.........................       1,350           69
                                             -----------
  TOTAL PHILIPPINES...........                      283
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
RUSSIA - 0.5%
TELECOMMUNICATION
  SERVICES - 0.5%
Open Joint Stock Company
  Vimpel Communications
  sponsored ADR*..............       2,000    $      47
                                             -----------

SINGAPORE - 0.9%
COMMUNICATION EQUIPMENT - 0.9%
Datacraft Asia*...............      45,000           75
                                             -----------

SPAIN - 1.4%
TELECOMMUNICATION
  SERVICES - 1.4%
Telefonica de Espana, S.A.
  sponsored ADR...............       1,800          125
                                             -----------

SWEDEN - 4.7%
CAPITAL GOODS EQUIPMENT - 0.7%
ABB AB - Sponsored ADR........         550           61
                                             -----------

PHARMACEUTICALS - 1.8%
Astra AB sponsored ADR........       3,100          152
                                             -----------

TELECOMMUNICATION
  EQUIPMENT - 2.2%
Telefonaktiebolaget LM
  Ericsson -  Sponsored ADR...       6,500          196
                                             -----------
  TOTAL SWEDEN................                      409
                                             -----------

SWITZERLAND - 2.8%
CAPITAL GOODS EQUIPMENT - 0.4%
ABB AG - Sponsored ADR........         300           37
                                             -----------

PHARMACEUTICALS - 2.4%
Roche Holding Ltd. ADR........       2,600          202
                                             -----------
  TOTAL SWITZERLAND...........                      239
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

THAILAND - 1.5%
INFRASTRUCTURE - 0.8%
Italian-Thai Development
  Public Company Limited*.....      10,500    $      68
                                             -----------

TELECOMMUNICATION
  EQUIPMENT - 0.2%
Jasmine International Public
  Co. Ltd.*...................      15,000           23
                                             -----------

RESTAURANTS - 0.5%
The Pizza Public Company
  Limited*....................       7,000           41
                                             -----------
  TOTAL THAILAND..............                      132
                                             -----------

UNITED KINGDOM - 5.5%
COMPUTER SOFTWARE - 1.3%
3D Labs Inc., Ltd.*...........       5,000          115
                                             -----------

INVESTMENT MANAGEMENT - 1.5%
INVESCO PLC sponsored ADR.....       2,500          111
INVESCO Funding LLC ADS*......         400           17
                                             -----------
                                                    128
                                             -----------
BUSINESS SERVICES - 1.7%
Reuters Holdings PLC ADS B....       1,900          145
                                             -----------

TELECOMMUNICATION
  SERVICES - 1.0%
Vodafone Group Plc sponsored
  ADR.........................       2,050           85
                                             -----------
  TOTAL UNITED KINGDOM........                      473
                                             -----------

UNITED STATES - 30.4%
ADVERTISING - 0.6%
The Interpublic Group of
  Companies, Inc..............       1,150           55
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
BANKING - 2.7%
American Express Company......         700    $      39
Citicorp......................         600           62
Wells Fargo & Company.........         500          135
                                             -----------
                                                    236
                                             -----------
BEVERAGES - 0.4%
The Coca-Cola Company.........         700           37
                                             -----------

BUSINESS SERVICES - 0.8%
First Data Corporation........       1,000           36
VeriFone, Inc.*...............       1,000           30
                                             -----------
                                                     66
                                             -----------

COMMUNICATION EQUIPMENT - 3.1%
Cisco Systems*................       3,050          194
MRV Communications, Inc.*.....       3,500           76
                                             -----------
                                                    270
                                             -----------
COMPUTER HARDWARE - 0.4%
Hewlett-Packard...............         700           35
                                             -----------

COMPUTER SOFTWARE - 3.7%
Informix Corp.*...............       3,800           77
Legato Systems, Inc.*.........       1,500           49
Microsoft Corporation*........       1,350          111
Oracle Systems*...............       2,000           84
                                             -----------
                                                    321
                                             -----------
CONSUMER PRODUCTS - 2.3%
The Gillette Company..........       2,550          198
                                             -----------

CONSUMER STAPLES - 0.9%
Colgate-Palmolive Company.....         800           74
                                             -----------

DIVERSIFIED
  MANUFACTURING - 0.3%
General Electric..............         250           25
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

ELECTRONICS AND ELECTRICAL
  EQUIPMENT - 2.8%
Intel Corporation.............       1,500    $     196
Linear Technology
  Corporation.................       1,000           44
                                             -----------
                                                    240
                                             -----------
FINANCIAL SERVICES - 0.4%
Green Tree Financial
  Corporation.................       1,000           39
                                             -----------

FOOD PRODUCTS - 0.4%
CPC International Inc.........         400           31
                                             -----------

GAMING - 0.4%
Circus Circus Enterprises,
  Inc.*.......................       1,000           34
                                             -----------

HEALTHCARE SERVICES - 0.5%
Oxford Health Plans, Inc.*....         700           41
                                             -----------

HOUSEHOLD PRODUCTS - 0.5%
The Procter & Gamble
  Company.....................         400           43
                                             -----------

INFORMATION TECHNOLOGY - 1.3%
Mastech Corporation*..........       6,000          114
                                             -----------

INSURANCE - 0.6%
American International Group,
  Inc.........................         500           54
                                             -----------

LEISURE AND
  ENTERTAINMENT - 0.3%
The Walt Disney Company.......         400           28
                                             -----------

MANUFACTURING - TOYS - 0.4%
Mattel, Inc...................       1,250           35
                                             -----------

MEDICAL EQUIPMENT AND
  SUPPLIES - 1.7%
Boston Scientific
  Corporation*................         850           51
Johnson & Johnson.............         950           47
Medtronic, Inc................         750           51
                                             -----------
                                                    149
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1996 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
PHARMACEUTICALS - 1.9%
Merck & Co., Inc..............         400    $      32
Pfizer Inc....................       1,200           99
RP Scherer Corp.*.............         650           33
                                             -----------
                                                    164
                                             -----------
RESTAURANTS - 0.5%
McDonald's Corporation........         900           41
                                             -----------

RETAIL - AUTO SUPPLY
  STORES - 0.7%
AutoZone, Inc.*...............       2,100           58
                                             -----------

RETAIL - BUILDING MATERIALS
  AND HARDWARE - 0.5%
The Home Depot, Inc...........         900           45
                                             -----------

RETAIL - CATALOG - 0.4%
Viking Office Products,
  Inc.*.......................       1,200           32
                                             -----------

RETAIL - SPECIALITY - 0.4%
Staples, Inc.*................       2,000           36
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

TOBACCO PRODUCTS - 0.9%
Philip Morris Companies
  Inc.........................         700    $      79
                                             -----------

VETERINARIAN PRODUCTS - 0.6%
IDEXX Laboratories, Inc.*.....       1,300           47
                                             -----------
  TOTAL UNITED STATES.........                    2,627
                                             -----------

TOTAL COMMON STOCKS - 97.4%
  (COST $8,350)...............                    8,412
                                             -----------

TOTAL INVESTMENT IN
  SECURITIES - 97.4%
  (COST $8,350)...............                $   8,412
                                             -----------
                                             -----------

-------------

*     Non-income producing securities

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH AND GLOBAL GROWTH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND RELATED CALCULATIONS) DECEMBER 31, 1996

                                                                                     THE         THE
                                              THE          THE          THE       PASADENA     PASADENA
                                           PASADENA     PASADENA     PASADENA      SMALL &      GLOBAL
                                            GROWTH     NIFTY FIFTY   BALANCED      MID-CAP      GROWTH
                                             FUND         FUND      RETURN FUND  GROWTH FUND     FUND
                                          -----------  -----------  -----------  -----------  -----------
ASSETS:
Investment in securities, at value (Cost
  $289,520, $132,174, $39,365, $8,444
  and $8,350)
  See accompanying schedules............  $  497,746   $  212,659   $   59,644   $    8,813   $    8,412
Cash....................................       6,544        5,656          784        1,387        2,213
Receivable for investments sold.........          --           --           --          298          417
Receivable for Fund shares sold.........         490          817           45          278           21
Dividends and interest receivable.......         343          254          465            8            9
                                          -----------  -----------  -----------  -----------  -----------
    Total assets........................     505,123      219,386       60,938       10,784       11,072
                                          -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for investments purchased.......          --           --           --          875          419
Payable for Fund shares repurchased.....         352          109           32          500        2,002
Accrued administration fees.............         285          115           30            4            4
Accrued investment management fees......         273          129           45            7            8
Accrued service fees....................         603          197           75            4            4
Accrued distribution fees...............         142          132           17            1            1
                                          -----------  -----------  -----------  -----------  -----------
    Total liabilities...................       1,655          682          199        1,391        2,438
                                          -----------  -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 1996.........  $  503,468   $  218,704   $   60,739   $    9,393   $    8,634
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
NET ASSETS CONSIST OF:
Capital paid-in.........................  $  296,021   $  138,093   $   40,407   $    8,974   $    7,827
Accumulated undistributed income:
  Net investment income.................          --           --           21           --           --
  Net realized gain (loss) on
    investments.........................        (779 )        126           32           50          745
Net unrealized appreciation in value of
  investments...........................     208,226       80,485       20,279          369           62
                                          -----------  -----------  -----------  -----------  -----------
                                          $  503,468   $  218,704   $   60,739   $    9,393   $    8,634
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
PER SHARE VALUES:
CLASS A
Net asset value and redemption price
  ($426,784,892  DIVIDED BY 19,451,423,
  $145,468,929  DIVIDED BY 5,489,907,
  $51,947,000  DIVIDED BY 1,850,224,
  $7,859,247  DIVIDED BY 427,452 and
  $7,653,897  DIVIDED BY 401,595).......  $    21.94   $    26.50   $    28.08   $    18.39   $    19.06
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Maximum offering price [NAV per share
   DIVIDED BY
  (1 - maximum sales load)].............  $    23.22   $    28.04   $    29.71   $    19.46   $    20.17
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
CLASS B
Net asset value and offering price
  ($49,443,730  DIVIDED BY 2,310,474,
  $47,143,294  DIVIDED BY 1,821,939,
  $4,608,937  DIVIDED BY 165,485,
  $1,479,806  DIVIDED BY 80,658 and
  $873,539  DIVIDED BY 45,890)..........  $    21.40   $    25.88   $    27.85   $    18.35   $    19.04
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
CLASS C
Net asset value, offering price and
  redemption price ($27,239,209
   DIVIDED BY 1,272,853, $26,091,723
   DIVIDED BY 1,008,360, $4,182,877
   DIVIDED BY 150,026, $53,784
   DIVIDED BY 2,931 and $106,435
   DIVIDED BY 5,593)....................  $    21.40   $    25.88   $    27.88   $    18.35   $    19.03
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH AND GLOBAL GROWTH FUNDS
STATEMENTS OF OPERATIONS

                                                                  (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                     THE          THE
                                              THE          THE          THE       PASADENA     PASADENA
                                           PASADENA     PASADENA     PASADENA      SMALL &      GLOBAL
                                            GROWTH     NIFTY FIFTY   BALANCED      MID-CAP      GROWTH
                                             FUND         FUND      RETURN FUND  GROWTH FUND     FUND
                                          -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends.............................  $    4,117   $    2,163   $      646   $        3   $       46
  Interest..............................         504          181        1,158            9           --
                                          -----------  -----------  -----------  -----------  -----------
    Total investment income.............       4,621        2,344        1,804           12           46
                                          -----------  -----------  -----------  -----------  -----------
EXPENSES:
  Administration fees...................       3,453        1,485          557           19           40
  Investment management fees............       3,202        1,391          528           25           50
  Service fees..........................       1,229          471          146            6           12
  Distribution fees - Class B...........         320          269           26            1            1
  Distribution fees - Class C...........         182          142           25           --           --
                                          -----------  -----------  -----------  -----------  -----------
    Total expenses before Manager's
      waivers...........................       8,386        3,758        1,282           51          103
    Manager's expense waivers...........         (30 )        (70 )        (55 )        (18 )        (62 )
                                          -----------  -----------  -----------  -----------  -----------
    Total expenses - net................       8,356        3,688        1,227           33           41
                                          -----------  -----------  -----------  -----------  -----------
    Net investment income (loss)........      (3,735 )     (1,344 )        577          (21 )          5
                                          -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments......      35,738       14,376        3,223          469        1,243
  Net increase (decrease) in unrealized
    appreciation........................      67,038       30,983        5,744          279         (268 )
                                          -----------  -----------  -----------  -----------  -----------
    Net gain on investments.............     102,776       45,359        8,967          748          975
                                          -----------  -----------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM
  OPERATIONS............................  $   99,041   $   44,015   $    9,544   $      727   $      980
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH AND GLOBAL GROWTH FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (IN THOUSANDS)

                                                   THE PASADENA                    THE PASADENA
                                                   GROWTH FUND                   NIFTY FIFTY FUND
                                          ------------------------------  ------------------------------
                                                         For the Year Ended December 31,
                                          --------------------------------------------------------------
                                               1996            1995            1996            1995
                                          --------------  --------------  --------------  --------------

                                                                                   THE PASADENA            THE PASADENA
                                                   THE PASADENA                  SMALL & MID-CAP          GLOBAL GROWTH
                                               BALANCED RETURN FUND                GROWTH FUND                 FUND
                                          ------------------------------  ------------------------------  --------------
                                                                 For the Year Ended December 31,
                                          ------------------------------------------------------------------------------
                                               1996            1995            1996            1995            1996
                                          --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..........  $         577   $         621   $         (21)  $           9   $           5
  Net realized gain (loss) on
    investments.........................          3,223           3,083             469              22           1,243
  Net increase (decrease) in unrealized
    appreciation in value of
    investments.........................          5,744           9,811             279              91            (268)
                                          --------------  --------------  --------------  --------------  --------------
  Net increase in net assets resulting
    from operations.....................          9,544          13,515             727             122             980
                                          --------------  --------------  --------------  --------------  --------------
Dividends and distributions to
  shareholders:
  Net investment income.................           (564 )          (612 )           (25 )            (9 )           (12)
  Capital gains.........................         (3,123 )          (971 )          (398 )           (21 )          (455)
                                          --------------  --------------  --------------  --------------  --------------
  Decrease in net assets resulting from
    dividends and distributions to
    shareholders........................         (3,687 )        (1,583 )          (423 )           (30 )          (467)
                                          --------------  --------------  --------------  --------------  --------------
Capital share transactions:
  Net increase (decrease) in net assets
    resulting from capital share
    transactions........................         (2,676 )       (10,093 )         7,347           1,530           4,918
                                          --------------  --------------  --------------  --------------  --------------
  Total increase in net assets..........          3,181           1,839           7,651           1,622           5,431
NET ASSETS:
Beginning of year.......................         57,558          55,719           1,742             120           3,203
                                          --------------  --------------  --------------  --------------  --------------
End of year.............................  $      60,739   $      57,558   $       9,393   $       1,742   $       8,634
                                          --------------  --------------  --------------  --------------  --------------
                                          --------------  --------------  --------------  --------------  --------------


                                               1995
                                          --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..........  $          26
  Net realized gain (loss) on
    investments.........................            (40)
  Net increase (decrease) in unrealized
    appreciation in value of
    investments.........................            327
                                          --------------
  Net increase in net assets resulting
    from operations.....................            313
                                          --------------
Dividends and distributions to
  shareholders:
  Net investment income.................            (26 )
  Capital gains.........................             --
                                          --------------
  Decrease in net assets resulting from
    dividends and distributions to
    shareholders........................            (26 )
                                          --------------
Capital share transactions:
  Net increase (decrease) in net assets
    resulting from capital share
    transactions........................          2,776
                                          --------------
  Total increase in net assets..........          3,063
NET ASSETS:
Beginning of year.......................            140
                                          --------------
End of year.............................  $       3,203
                                          --------------
                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                   For the Year Ended December 31,
                                          ----------------------------------------------------------------------------------
                                                            1996                                      1995
                                          ----------------------------------------  ----------------------------------------
                                            Class A       Class B       Class C       Class A       Class B       Class C
                                          ------------  ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     19.28   $     18.99   $     18.99   $     15.40   $     15.28   $     15.28
                                          ------------  ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................     (.14 )(2)     (.31 )(2)     (.31 )(2)        (.06 )        (.20 )        (.20 )
  Net realized and unrealized gain
    (loss) on investments...............         4.47          4.39          4.39          4.24          4.21          4.21
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................         4.33          4.08          4.08          4.18          4.01          4.01
                                          ------------  ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
  Capital gains.........................        (1.67 )       (1.67 )       (1.67 )        (.30 )        (.30 )        (.30 )
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total distributions...................        (1.67 )       (1.67 )       (1.67 )        (.30 )        (.30 )        (.30 )
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     21.94   $     21.40   $     21.40   $     19.28   $     18.99   $     18.99
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).........................     22.49%(2)     21.52%(2)     21.52%(2)       27.16%        26.26%        26.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................  $   426,785   $    49,444   $    27,239   $   415,416   $    34,786   $    20,497
  Ratio of expenses to average net
    assets..............................       1.6%(2)       2.3%(2)       2.3%(2)         1.6%          2.4%          2.4%
  Ratio of net investment loss to
    average net assets..................     (0.6)%(2)     (1.5)%(2)     (1.5)%(2)        (0.3)%        (1.1)%        (1.1)%
  Portfolio turnover rate...............         70.1%         70.1%         70.1%         65.9%         65.9%         65.9%
  Average commission rate paid per
    share(4)............................  $    0.0578   $    0.0578   $    0.0578

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            For the Year Ended December 31,
                                          --------------------------------------------------------------------
                                                            1994                        1993          1992
                                          ----------------------------------------  ------------  ------------
                                            Class A       Class B       Class C       Class A       Class A
                                          ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     16.00   $     15.89   $     15.89   $     17.00   $     16.80
                                          ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................         (.03 )        (.14 )        (.14 )        (.02 )        (.05 )
  Net realized and unrealized gain
    (loss) on investments...............         (.57 )        (.47 )        (.47 )        (.98 )         .43
                                          ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................         (.60 )        (.61 )        (.61 )       (1.00 )         .38
                                          ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
  Capital gains.........................           --            --            --            --          (.18 )
                                          ------------  ------------  ------------  ------------  ------------
  Total distributions...................           --            --            --            --          (.18 )
                                          ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     15.40   $     15.28   $     15.28   $     16.00   $     17.00
                                          ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).........................       (3.75)%       (3.84)%       (3.84)%       (5.87)%         2.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................  $   391,831   $    11,349   $     6,136   $   532,208   $   625,624
  Ratio of expenses to average net
    assets..............................          1.6%          2.3%          2.3%          1.6%          1.6%
  Ratio of net investment loss to
    average net assets..................        (0.2)%        (1.0)%        (1.0)%           --%        (0.3)%
  Portfolio turnover rate...............         53.8%         53.8%         53.8%         22.9%         24.5%
  Average commission rate paid per
    share4

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS

                                                                   For the Year Ended December 31,
                                          ----------------------------------------------------------------------------------
                                                            1996                                      1995
                                          ----------------------------------------  ----------------------------------------
                                            Class A       Class B       Class C       Class A       Class B       Class C
                                          ------------  ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     22.18   $     21.85   $     21.85   $     17.30   $     17.17   $     17.17
                                          ------------  ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................     (.12 )(2)     (.30 )(2)     (.30 )(2)        (.05 )        (.21 )        (.21 )
  Net realized and unrealized gain
    (loss) on investments...............         6.00          5.89          5.89          4.93          4.89          4.89
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................         5.88          5.59          5.59          4.88          4.68          4.68
                                          ------------  ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
  Capital gains.........................        (1.56 )       (1.56 )       (1.56 )          --            --            --
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total distributions...................        (1.56 )       (1.56 )       (1.56 )          --            --            --
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     26.50   $     25.88   $     25.88   $     22.18   $     21.85   $     21.85
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).........................     26.53%(2)     25.60%(2)     25.60%(2)        28.21%        27.26%        27.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................  $   145,469   $    47,143   $    26,092   $   122,322   $    27,462   $    15,105
  Ratio of expenses to average net
    assets..............................       1.7%(2)       2.5%(2)       2.5%(2)         1.9%          2.6%          2.6%
  Ratio of net investment loss to
    average net assets..................         (0.4 )%2      (1.2 )%2      (1.2 )%2       (.3 )%       (1.0 )%       (1.0 )%
  Portfolio turnover rate...............         41.9%         41.9%         41.9%         26.5%         26.5%         26.5%
  Average commission rate paid per
    share(4)............................  $    0.0585   $    0.0585   $    0.0585

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5% and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            For the Year Ended December 31,
                                          --------------------------------------------------------------------
                                                            1994                        1993          1992
                                          ----------------------------------------  ------------  ------------
                                            Class A       Class B       Class C       Class A       Class A
                                          ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     17.12   $     17.02   $     17.02   $     17.21   $     16.60
                                          ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................         (.03 )        (.14 )        (.15 )        (.06 )        (.05 )
  Net realized and unrealized gain
    (loss) on investments...............          .21           .29           .30          (.03 )         .66
                                          ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................          .18           .15           .15          (.09 )         .61
                                          ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
  Capital gains.........................           --            --            --            --            --
                                          ------------  ------------  ------------  ------------  ------------
  Total distributions...................           --            --            --            --            --
                                          ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     17.30   $     17.17   $     17.17   $     17.12   $     17.21
                                          ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).........................         1.05%         0.88%         0.88%        (0.52 )%        3.67%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................  $   100,596   $     6,722   $     4,283   $   134,284   $   195,067
  Ratio of expenses to average net
    assets..............................          1.9%          2.6%          2.6%          1.8%          1.9%
  Ratio of net investment loss to
    average net assets..................         (0.2 )%        (0.9 )%        (0.9 )%          --        (0.3 )%
  Portfolio turnover rate...............         23.2%         23.2%         23.2%          2.2%         12.9%
  Average commission rate paid per
    share(4)

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5% and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA BALANCED RETURN FUND
FINANCIAL HIGHLIGHTS

                                                                   For the Year Ended December 31,
                                          ----------------------------------------------------------------------------------
                                                            1996                                      1995
                                          ----------------------------------------  ----------------------------------------
                                            Class A       Class B       Class C       Class A       Class B       Class C
                                          ------------  ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     25.39   $     25.26   $     25.28   $     20.54   $     20.49   $     20.48
                                          ------------  ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income(1)..............         .29(2)        .09(2)        .09(2)        .27           .08           .07
  Net realized and unrealized gain
    (loss) on investments...............         4.23          4.16          4.16          5.31          5.29          5.30
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................         4.52          4.25          4.25          5.58          5.37          5.37
                                          ------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.................         (.30 )        (.13 )        (.12 )        (.29 )        (.16 )        (.13 )
  Capital gains.........................        (1.53 )       (1.53 )       (1.53 )        (.44 )        (.44 )        (.44 )
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and distributions.....        (1.83 )       (1.66 )       (1.65 )        (.73 )        (.60 )        (.57 )
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     28.08   $     27.85   $     27.88   $     25.39   $     25.26   $     25.28
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).........................      17.78%(2)     16.82%(2)     16.79%(2)       27.18%        26.20%        26.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets end of year (in
    thousands)..........................  $    51,947   $     4,609   $     4,183   $    52,028   $     2,721   $     2,809
  Ratio of expenses to average net
    assets..............................        2.0%(2)       2.7%(2)       2.7%(2)         2.1%          2.9%          2.9%
  Ratio of net investment income to
    average net assets..................        1.1%(2)       0.3%(2)       0.3%(2)         1.2%          0.3%          0.3%
  Portfolio turnover rate...............       35.1%(2)      35.1%(2)      35.1%(2)        51.1%         51.1%         51.1%
  Average commission rate paid per
    share(4)............................  $    0.0597   $    0.0597   $    0.0597

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and 2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA BALANCED RETURN FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            For the Year Ended December 31,
                                          --------------------------------------------------------------------
                                                            1994                        1993          1992
                                          ----------------------------------------  ------------  ------------
                                            Class A       Class B       Class C       Class A       Class A
                                          ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year......  $     21.97   $     21.89   $     21.89   $     21.76   $     20.95
                                          ------------  ------------  ------------  ------------  ------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income1................          .39           .26           .25           .32           .25
  Net realized and unrealized gain
    (loss) on investments...............        (1.36 )       (1.32 )       (1.31 )         .21           .69
                                          ------------  ------------  ------------  ------------  ------------
  Total gain (loss) from investment
    operations..........................         (.97 )       (1.06 )       (1.06 )         .53           .94
                                          ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.................         (.46 )        (.34 )        (.35 )        (.32 )        (.13 )
  Capital gains.........................           --            --            --            --            --
                                          ------------  ------------  ------------  ------------  ------------
  Total dividends and distributions.....         (.46 )        (.34 )        (.35 )        (.32 )        (.13 )
                                          ------------  ------------  ------------  ------------  ------------
Net asset value, end of year............  $     20.54   $     20.49   $     20.48   $     21.97   $     21.76
                                          ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------
TOTAL RETURN3...........................        (4.43%        (4.85%        (4.85%         2.44%         4.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets end of year (in
    thousands)..........................  $    53,047   $     1,223   $     1,449   $    84,591   $    75,143
  Ratio of expenses to average net
    assets..............................          2.1%          2.9%          2.9%          2.1%          2.3%
  Ratio of net investment income to
    average net assets..................          1.8%          1.3%          1.3%          1.5%          1.2%
  Portfolio turnover rate...............         28.2%         28.2%         28.2%          4.8%          6.3%
  Average commission rate paid per
    share4

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and 2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
  3 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  4 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                               Inception
                                                                                              (October 10,
                                                 For the Year Ended December 31,                 1994)
                                      ------------------------------------------------------    through
                                                                                              December 31,
                                                        1996                        1995          1994
                                      ----------------------------------------  ------------  ------------
                                        Class A      Class B(5)    Class C(5)     Class A       Class A
                                      ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................  $     14.90   $     16.44   $     17.99   $     12.07   $     10.00
                                      ------------  ------------  ------------  ------------  ------------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)...         (.12  (2)        (.32 )        (.29 )         .22 (2)         .07 (2)
  Net realized and unrealized gain
    on investments..................         7.45          2.43           .85          2.87          2.00
                                      ------------  ------------  ------------  ------------  ------------
  Total gain from investment
    operations......................         7.33          2.11           .56          3.09          2.07
                                      ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.............         (.28 )          --            --          (.08 )          --
  Capital gains.....................        (3.56 )        (.20 )        (.20 )        (.18 )          --
                                      ------------  ------------  ------------  ------------  ------------
  Total dividends and
    distributions...................        (3.84 )        (.20 )        (.20 )        (.26 )          --
                                      ------------  ------------  ------------  ------------  ------------
Net asset value, end of period......  $     18.39   $     18.35   $     18.35   $     14.90   $     12.07
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
TOTAL RETURN(3).....................        52.37%(2)       12.84%        3.12%       25.68%(2)       20.70%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)..................  $     7,859   $     1,480   $        54   $     1,742   $       121
  Ratio of expenses to average net
    assets..........................          1.1%(2)         2.6%(4)         2.6%(4)         0.0%(2)         0.0%(2,4)
  Ratio of net investment income
    (loss) to average net assets....        (0.7)%(2)       (2.2)%(4)       (2.2)%(4)         1.5%(2)         2.6%(2,4)
  Portfolio turnover rate...........        297.1%        297.1%        297.1%        121.4%        157.9%
  Average commission rate paid per
    share(6)........................  $    0.0547   $    0.0547   $    0.0547

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the periods presented.
  1 This information was prepared using the average number of shares outstanding during each period.
  2 These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443 and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3%
     and (0.8)%, respectively, and $(.01), 15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
  3 Total return measures the change in the value of an investment during the period indicated and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C shares only) and December 31, 1995 have not been annualized.
  4  Annualized.
  5 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
  6 This disclosure, effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                                      Inception
                                                                                                     (November 1,
                                                     For the Year Ended December 31,                    1993)
                                      -------------------------------------------------------------    through
                                                                                                     December 31,
                                                     1996                     1995         1994          1993
                                      ----------------------------------  ------------  -----------  ------------
                                       Class A    Class B(5)  Class C(5)    Class A       Class A      Class A
                                      ----------  ----------  ----------  ------------  -----------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................  $   17.27   $   17.44   $   17.88   $     14.06   $    11.18   $     10.00
                                      ----------  ----------  ----------  ------------  -----------  ------------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)...      .03(2 )      (.08 )      (.04 )       .24(2 )      .10(2 )       .01(2 )
  Net realized and unrealized gain
    on investments..................       3.55        1.82        1.34          3.11         2.78          1.17
                                      ----------  ----------  ----------  ------------  -----------  ------------
  Total gain from investment
    operations......................       3.58        1.74        1.30          3.35         2.88          1.18
                                      ----------  ----------  ----------  ------------  -----------  ------------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Net investment income.............       (.04 )        --        (.01 )          --           --            --
  Capital gains.....................      (1.75 )      (.14 )      (.14 )        (.14 )         --            --
                                      ----------  ----------  ----------  ------------  -----------  ------------
  Total dividends and
    distributions...................      (1.79 )      (.14 )      (.15 )        (.14 )         --            --
                                      ----------  ----------  ----------  ------------  -----------  ------------
Net asset value, end of period......  $   19.06   $   19.04   $   19.03   $     17.27   $    14.06   $     11.18
                                      ----------  ----------  ----------  ------------  -----------  ------------
                                      ----------  ----------  ----------  ------------  -----------  ------------
TOTAL RETURN(3).....................      21.77%(2)      9.98%      7.28%       23.84%(2)      25.76%(2)       11.80%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)..................  $   7,654   $     874   $     106   $     3,203   $      141   $       112
  Ratio of expenses to average net
    assets..........................        0.8%(2)       2.7%(4)       2.7%(4)         0.0%(2)        0.0%(2)         0.0%(2,4)
  Ratio of net investment income
    (loss) to average net assets....        0.1%(2)      (1.9%(4)      (1.6%(4)         1.4%(2)        0.8%(2)         0.8%(2,4)
  Portfolio turnover rate...........      220.3%      220.3%      220.3%         29.0%       479.3%        215.8%
  Average commission rate paid per
    share(6)........................  $  0.0301   $  0.0301   $  0.0301

-------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Global Growth Fund. Such information is based on the Fund's audited financial statements for the periods presented.
  1 This information was prepared using the average number of shares outstanding during each period.
  2 These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545, $2,784 and $410 for the periods ended December 31, 1996, 1995, 1994 and 1993, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1993) and ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1993) would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15), 22.88%,
     2.3%, and (0.9)%, respectively, $(.21), 14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)%, respectively, and $(.03), 11.40%, 2.3% and (1.5)%, respectively, for the periods ended December 31, 1996, 1995, 1994, and 1993, respectively.
  3 Total return measures the change in the value of an investment during the period indicated and does not include the impact of paying any sales charge. Total return for the period ended December 31, 1996 for Class B and Class C shares and from inception (November 1, 1993) through December 31, 1993, has not been annualized.
  4  Annualized.
  5 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
  6 This disclosure effective for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES: The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund and The Pasadena Global Growth Fund, collectively referred to as the "Funds," are series of the Pasadena Investment Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Fund offers three Classes (Class A, Class B and Class C) of no par value shares (an unlimited number of which have been authorized). Class A shares are sold with a maximum front-end sales charge of 5.5% of the offering price. Class B and Class C shares are sold at their respective net asset values. Class B shares redeemed during the first four years of ownership may be subject to a contingent deferred sales charge ("CDSC") of up to 5%. Class C shares of The Pasadena Small & Mid-Cap Growth Fund and The Pasadena Global Growth Fund redeemed in the first year of ownership may be subject to a CDSC of 1%. At the beginning of the seventh year after purchase, Class B shares automatically convert into Class A shares based upon the relative net asset values of the two Classes, without imposition of any sales charges. The significant accounting policies of the Funds are as follows:

A. SECURITIES VALUATION. Securities traded on a securities exchange (foreign or domestic) or on Nasdaq are stated at the last sale price determined as of 4:00 p.m. Eastern Time on the day of valuation; securities for which no sale was reported on that date are stated at the last sale price on the business day the security was last traded. Securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last quoted bid price. If no bid price is quoted that day, and in the case of U.S. Government securities if no bid prices of comparable issues exist, the security is valued by such method as the Trust's Board of Trustees shall determine in good faith reflects the security's fair value.

B. INCOME AND EXPENSE ALLOCATION. All items of income and expense not directly related to a specific Class of shares are allocated among the three Classes based upon the relative aggregate value of the outstanding shares of each Class.

C. FEDERAL INCOME TAXES. It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required. Distributions of income and capital gains are determined in accordance with income tax regulations which differ in certain respects from generally accepted accounting principles. Accordingly, the Funds have reclassified to capital paid-in the effects of permanent differences included in undistributed net investment income.

D. FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the exchange rates at the end of the period being reported upon. Purchases and sales of investment securities, dividend and interest income, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized foreign exchange gains and losses arise from the differences between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the unrealized value of assets and liabilities at the end of the reporting period resulting from changes in the exchange rates. The Funds do not isolate that portion of their results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market prices of securities held. The Funds did not have any material exchange gains or losses during the periods covered by these financial statements.

E. OTHER. The Funds recognize security transactions on the trade date. Realized gains and losses on sales of investments are determined on the identified cost basis. Dividend income less foreign taxes withheld (if any) and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES: Under an investment management agreement with the Funds, Roger Engemann Management Co., Inc. (the "Manager") furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities,

                                                          (DOLLARS IN THOUSANDS)

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued):
economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services to the Funds under an administration agreement. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees and distribution fees, are paid by the Manager pursuant to the administration agreement.

For the services provided and expenses assumed under the management and administration agreements, the Manager receives separate fees computed and prorated on a daily basis as follows:

                                                                NET ASSETS LEVEL    MANAGEMENT FEE      ADMINISTRATION FEE
                                                                ----------------  -------------------  ---------------------
The Pasadena Growth,                                               First $30,000            1.00%                 1.05%
Balanced Return and                                                 Next $70,000            0.80%                 0.85%
Nifty Fifty Funds                                                  Next $400,000            0.60%                 0.65%
                                                                   Over $500,000            0.40%                 0.60%
The Pasadena Small & Mid-                                          First $50,000            1.00%                 0.60%
Cap Growth Fund                                                    Next $450,000            0.90%                 0.50%
                                                                   Over $500,000            0.80%                 0.40%
The Pasadena Global                                                First $50,000            1.10%                 0.60%
Growth Fund                                                        Next $450,000            1.00%                 0.50%
                                                                   Over $500,000            0.90%                 0.40%

Broker/dealers and other service providers, including the Manager and the Funds' distributor, Pasadena Fund Services, Inc. (the "Distributor"), receive service fees at an annualized 0.25% of each Fund's average daily net asset value for services to shareholders.

Pursuant to the distribution plans (the "Plans") adopted by the Funds, each Fund pays distribution fees to the Distributor at an annualized rate of 0.75% of its average daily net assets attributable to Class B and Class C shares. The fees reimburse the Distributor for distribution costs (principally payments to broker/dealers) incurred on behalf of the Funds with respect to Class B and Class C shares. Under the Plans, Class B and Class C shares are not obligated to pay any distribution costs in excess of the distribution fee paid or accrued even if the Plans are terminated or otherwise discontinued.

Roger Engemann & Associates, Inc., a wholly-owned subsidiary of Pasadena Capital Corporation (PCC), owns 93.5% of the Manager's capital stock. The Distributor is also a wholly-owned subsidiary of PCC. Roger Engemann, the controlling shareholder of PCC, is the Chairman of the Board and President of the Trust.

                                                          (DOLLARS IN THOUSANDS)

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued):
During 1996 the Manager elected to waive the above fees as follows:

                                                               EXPENSE WAIVED            TIME PERIOD          AMOUNT
                                                            ---------------------  -----------------------  -----------
The Pasadena Growth Fund                                    Administration fees    October 1, 1996 -         $      30
                                                                                   December 31, 1996
The Pasadena Nifty Fifty Fund                               Administration fees    October 1, 1996 -         $      70
                                                                                   December 31, 1996
The Pasadena Balanced Return Fund                           Administration fees    October 1, 1996 -         $      55
                                                                                   December 31, 1996
The Pasadena Small & Mid-Cap Growth Fund                    Management fees        January 1, 1996 -         $       8
                                                                                   August 31, 1996
                                                            Administration fees    January 1, 1996 -         $       8
                                                                                   August 31, 1996
                                                            Service fees           January 1, 1996 -         $       2
                                                                                   August 31, 1996
The Pasadena Global Growth Fund                             Management fees        January 1, 1996 -         $      27
                                                                                   August 31, 1996
                                                            Administration fees    January 1, 1996 -         $      28
                                                                                   August 31, 1996
                                                            Service fees           January 1, 1996 -         $       7
                                                                                   August 31, 1996

3. INVESTMENT TRANSACTIONS: For the year ended December 31, 1996, purchases and sales of securities, other than short-term securities, aggregated $341,561 and $409,253, respectively, for The Pasadena Growth Fund, $85,103 and $77,426 respectively, for The Pasadena Nifty Fifty Fund, $20,029 (which includes $12,127 in U.S. government obligations) and $25,916, respectively, for The Pasadena Balanced Return Fund, $14,456 and $7,771, respectively, for The Pasadena Small & Mid-Cap Growth Fund and $14,560 and $9,953, respectively, for The Pasadena Global Growth Fund.

At December 31, 1996, the aggregate cost of securities for federal income tax purposes for The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund, and The Pasadena Global Growth Fund was $290,658, $132,174, $39,365, $8,557 and $8,358,
respectively. Net unrealized appreciation for federal income tax purposes aggregated $207,088, $80,485 and $20,279, $256 and $54 respectively, of which $218,383, $82,626, $20,699, $845 and $402, respectively, related to appreciated securities and $11,295, $2,141, $420, $589 and $348, respectively, related to depreciated securities.

                                  (IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS: The Funds' capital share transactions were as follows:

                                       Net Assets                  Shares
                                ------------------------  ------------------------
                                         For the Year Ended December 31
                                --------------------------------------------------
The Pasadena Growth Fund           1996         1995         1996         1995
------------------------------  -----------  -----------  -----------  -----------
CLASS A
Shares sold...................  $   19,445   $   25,923          914        1,467
Shares issued in reinvestment
  of distributions............      27,035        5,625        1,236          294
Shares repurchased............     (90,882 )   (100,949 )     (4,242 )     (5,667 )
                                -----------  -----------  -----------  -----------
Net decrease..................     (44,402 )    (69,401 )     (2,092 )     (3,906 )
                                -----------  -----------  -----------  -----------
CLASS B
Shares sold...................      13,137       20,183          625        1,162
Shares issued in reinvestment
  of distributions............       3,299          502          154           27
Shares repurchased............      (6,393 )     (1,815 )       (300 )       (100 )
                                -----------  -----------  -----------  -----------
Net increase..................      10,043       18,870          479        1,089
                                -----------  -----------  -----------  -----------
CLASS C
Shares sold...................       7,457       14,314          356          823
Shares issued in reinvestment
  of distributions............       1,798          287           84           15
Shares repurchased............      (5,173 )     (2,895 )       (247 )       (160 )
                                -----------  -----------  -----------  -----------
Net increase..................       4,082       11,706          193          678
                                -----------  -----------  -----------  -----------
Net decrease resulting from
  capital share
  transactions................  $  (30,277 ) $  (38,825 )     (1,420 )     (2,139 )
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

The Pasadena Nifty Fifty Fund
------------------------------
CLASS A
Shares sold...................  $   19,958   $   17,467          803          907
Shares issued in reinvestment
  of distributions............       7,236           --          273           --
Shares repurchased............     (27,395)     (24,108)      (1,101)      (1,206)
                                -----------  -----------  -----------  -----------
Net decrease..................        (201 )     (6,641 )        (25 )       (299 )
                                -----------  -----------  -----------  -----------
CLASS B
Shares sold...................      16,788       18,638          680          945
Shares issued in reinvestment
  of distributions............       2,450           --           95           --
Shares repurchased............      (5,120 )     (1,688 )       (210 )        (80 )
                                -----------  -----------  -----------  -----------
Net increase..................      14,118       16,950          565          865
                                -----------  -----------  -----------  -----------
CLASS C
Shares sold...................      12,251       11,993          493          611
Shares issued in reinvestment
  of distributions............       1,358           --           52           --
Shares repurchased............      (5,522 )     (3,455 )       (228 )       (169 )
                                -----------  -----------  -----------  -----------
Net increase..................       8,087        8,538          317          442
                                -----------  -----------  -----------  -----------
Net increase resulting from
  capital share
  transactions................  $   22,004   $   18,847          857        1,008
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

                                  (IN THOUSANDS)

                                       Net Assets                  Shares
                                ------------------------  ------------------------
                                         For the Year Ended December 31,
The Pasadena Balanced Return    --------------------------------------------------
Fund                               1996         1995         1996         1995
------------------------------  -----------  -----------  -----------  -----------
CLASS A
Shares sold...................  $    1,671   $    2,304           61           97
Shares issued in reinvestment
  of distributions............       2,918        1,331          104           53
Shares repurchased............      (9,904 )    (15,800 )       (363 )       (683 )
                                -----------  -----------  -----------  -----------
Net decrease..................      (5,315 )    (12,165 )       (198 )       (533 )
                                -----------  -----------  -----------  -----------
CLASS B
Shares sold...................       1,909        1,527           70           65
Shares issued in reinvestment
  of distributions............         224           52            8            2
Shares repurchased............        (562 )       (430 )        (20 )        (19 )
                                -----------  -----------  -----------  -----------
Net increase..................       1,571        1,149           58           48
                                -----------  -----------  -----------  -----------
CLASS C
Shares sold...................       2,078        2,728           77          115
Shares issued in reinvestment
  of distributions............         217           55            8            2
Shares repurchased............      (1,227 )     (1,860 )        (46 )        (77 )
                                -----------  -----------  -----------  -----------
Net increase..................       1,068          923           39           40
                                -----------  -----------  -----------  -----------
Net decrease resulting from
  capital share
  transactions................  $   (2,676 ) $  (10,093 )       (101 )       (445 )
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

The Pasadena Small & Mid-Cap Growth Fund
-------------------------------------------
CLASS A
Shares sold...................  $    7,102   $    1,500          391          105
Shares issued in reinvestment
  of distributions............         405           30           24            2
Shares repurchased............      (1,683)          --         (105)          --
                                -----------  -----------  -----------  -----------
Net increase..................       5,824        1,530          310          107
                                -----------  -----------  -----------  -----------
CLASS B
Shares sold...................       1,491           --           82           --
Shares issued in reinvestment
  of distributions............          12           --            1           --
Shares repurchased............         (34 )         --           (2 )         --
                                -----------  -----------  -----------  -----------
Net increase..................       1,469           --           81           --
                                -----------  -----------  -----------  -----------
CLASS C
Shares sold...................          75           --            4           --
Shares issued in reinvestment
  of distributions............           1           --           --           --
Shares repurchased............         (22 )         --           (1 )         --
                                -----------  -----------  -----------  -----------
Net increase..................          54           --            3           --
                                -----------  -----------  -----------  -----------
Net increase resulting from
  capital share
  transactions................  $    7,347   $    1,530          394          107
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

                                  (IN THOUSANDS)

                                       Net Assets                  Shares
                                ------------------------  ------------------------
                                         For the Year Ended December 31,
The Pasadena Global Growth      --------------------------------------------------
Fund                               1996         1995         1996         1995
------------------------------  -----------  -----------  -----------  -----------
CLASS A
Shares sold...................  $    5,512   $    2,750          295          174
Shares issued in reinvestment
  of distributions............         459           26           26            2
Shares repurchased............      (2,005 )         --         (105 )         --
                                -----------  -----------  -----------  -----------
Net increase..................       3,966        2,776          216          176
                                -----------  -----------  -----------  -----------
CLASS B
Shares sold...................         842           --           46           --
Shares issued in reinvestment
  of distributions............           6           --           --           --
Shares repurchased............          --           --           --           --
                                -----------  -----------  -----------  -----------
Net increase..................         848           --           46           --
                                -----------  -----------  -----------  -----------
CLASS C
Shares sold...................         103           --            6           --
Shares issued in reinvestment
  of distributions............           1           --           --           --
Shares repurchased............          --           --           --           --
                                -----------  -----------  -----------  -----------
Net increase..................         104           --            6           --
                                -----------  -----------  -----------  -----------
Net increase resulting from
  capital share
  transactions................  $    4,918   $    2,776          268          176
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------

5. DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders were as follows:

                                                                                                                       The
                                                                                                                     Pasadena
                                                                                                 The Pasadena         Global
                         The Pasadena            The Pasadena            The Pasadena       Small & Mid-Cap Growth    Growth
                         Growth Fund           Nifty Fifty Fund      Balanced Return Fund            Fund              Fund
                    ----------------------  ----------------------  ----------------------  ----------------------  ----------
                                                         For the Year Ended December 31,
                    ----------------------------------------------------------------------------------------------------------
                       1996        1995        1996        1995        1996        1995        1996        1995        1996
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment
  income:
  Class A.........  $      --   $      --   $      --   $      --   $     526   $     582   $      25   $       9   $      12
  Class B.........         --          --          --          --          21          16          --          --          --
  Class C.........         --          --          --          --          17          14          --          --          --
Net realized gains
  on investments:
  Class A.........     30,458       6,381       8,069          --       2,670         878         385          21         449
  Class B.........      3,565         536       2,685          --         238          46          12          --           5
  Class C.........      1,972         315       1,450          --         215          47           1          --           1
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total.............  $  35,995   $   7,232   $  12,204   $      --   $   3,687   $   1,583   $     423   $      30   $     467
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------



                       1995
                    ----------
Net investment
  income:
  Class A.........  $      26
  Class B.........         --
  Class C.........         --
Net realized gains
  on investments:
  Class A.........         --
  Class B.........         --
  Class C.........         --
                    ----------
Total.............  $      26
                    ----------
                    ----------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Pasadena Investment Trust:

We have audited the accompanying statements of assets and liabilities of The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund and The Pasadena Global Growth Fund, collectively referred to as the "Funds," which Funds are series of the Pasadena Investment Trust, including the schedules of investment in securities as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund and The Pasadena Global Growth Fund as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Los Angeles, California
February 14, 1997

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